UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06087

Salomon Brothers Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Salomon Brothers Investment Series

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Investment Series

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

Annual Report  •  December 31, 2005

What’s

Inside

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Funds’ reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

As the year began, it was widely expected that both short- and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession.

Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 2.43%.

Salomon Brothers Investment Series          I

After two years of strong returns in 2003 and 2004, the high yield market took a step backwards in 2005. While corporate balance sheets continued to strengthen and corporate profits were strong, these positive developments took a back seat to the highly publicized downgrades of General Motors and Ford Motor Company. However, later in the year the high yield market rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. During the one-year period ended December 31, 2005, the Citigroup High Yield Market Indexv returned 2.08%.

Emerging markets debt had another strong year in 2005, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.73%. Many emerging market counties have improved their balance sheets in recent years. In addition, strong domestic demand and high energy and commodity prices, including oil, metals, and agriculture, supported many emerging market countries. This more than offset the potential negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contracts to terminate. The Funds’ shareholders approved a new investment management contract between the Funds and their Manager, which became effective on December 1, 2005.

As previously described in proxy statements that were mailed to shareholders of the Funds in connection with the transaction, Legg Mason intends to combine the

II         Salomon Brothers Investment Series

fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the Funds that Western Asset be appointed as the advisor or sub-advisor to the Funds, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of Funds, subject to Board oversight and appropriate notice to shareholders. Please see the Special Shareholder Notice located in the Manager Overview section for more information on a portfolio management change affecting Salomon Brothers Strategic Bond Fund.

The Funds have been advised by the Manager, that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of the Funds, including Peter Wilby. Importantly, the group has committed to remain employed with the Manager through March 31, 2006, to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Funds, with those of Western Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the Funds to Western Asset.

The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Funds and their shareholders.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and

Salomon Brothers Investment Series          III

state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Salomon Brothers Investment Series

Manager’s Overview

Salomon Brothers High Yield Bond Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. High Yield Market Review

The high yield market returned 2.08% for the calendar year ending December 31, 2005, as represented by the Citigroup High Yield Market Indexi. Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Federal Reserve Board (“Fed”)ii regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both Ford Motor Company and General Motors Corporation, causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch’s long-anticipated downgrades of Ford Motor Company and General Motors Corporation to non-investment grade in early May improved the market’s tone, as the rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive second quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 13th consecutive rate hike (8 times in 2005) to 4.25% at the December Federal Open Market Committee (“FOMC”) meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), high profile airline bankruptcies during the third

Salomon Brothers Investment Series 2005 Annual Report         1

quarter 2005, pushed annual high yield default rates closer to historical averages, at 3.73% by principal amountiii. Increased leveraged buyout activity and stock buybacks also releveraged some corporate balance sheets and put pressure on the market.

Spreads widened 17 basis points during 2005 to close at 359 basis points over U.S. Treasuries. Based on the 7.99% yieldiv of the Citigroup High Market Yield Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.v However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt returned 10.73% for the calendar year ending December 31, 2005, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi. We believe strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight “measured” increases in the federal funds ratevii throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

Emerging debt trended positive during the first three months of the annual period despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Markets remained under pressure in early April as the overspill from volatile credit markets, with the highly visible troubles in the Auto sector, worsened technicals.

Nevertheless, markets turned again by mid-April and followed a generally upward trajectory through the remainder of the year as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. October proved the only negative month of performance in the second half of the annual period, declining as investors became increasingly risk averse on heightened inflation and growth concerns and the negative tone in U.S. equity markets.

Spreads tightened 110 basis points during 2005, closing at 237 basis points over U.S. Treasuries (of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange).

The outlook for the emerging debt markets is impacted by the strong performance and large degree of spread tightening the market has experienced over the past few years. With spreads at approximately 250 basis points over U.S. Treasuries the scope for substantial

2         Salomon Brothers Investment Series 2005 Annual Report

additional tightening seems limited. Nonetheless, we do not anticipate the degree of political and economic volatility that could lead to substantial spread widening in 2006.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers High Yield Bond Fund, excluding sales charges, returned 4.08%. The Fund’s unmanaged benchmark, the Citigroup High Yield Market Index returned 2.08% for the same period. The Lipper High Current Yield Funds Category Average1 increased 2.45% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

High Yield Bond Fund — Class A Shares	2.56%	4.08%

Citigroup High Yield Market Index	1.25%	2.08%

Lipper High Current Yield Funds Category Average	2.15%	2.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 2.03%, Class C shares returned 2.17%, Class O shares returned 2.74% and Class Y shares returned 2.73% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 3.04%, Class C shares returned 3.44%, Class O shares returned 4.33% and Class Y shares returned 4.29% over the 12 months ended December 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 435 funds for the six-month period and among the 424 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

      What were the leading contributors to performance?

A. Over the 12 months ending December 31, 2005, the Fund benefited from positive attribution on both a sector and security level in both the high yield and emerging markets debt allocations. Specifically, within high yield, the Fund benefited from its

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 424 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment Series 2005 Annual Report         3

underweight exposure to automotive and airlines and strongly positive security selection in power, utilities, consumer products/tobacco and CCC-rated and below securities.

The Fund’s strategic exposure to emerging markets debt through the majority of the 12 months also contributed substantially to positive performance, as emerging markets debt outperformed all other broad fixed income asset classes during the year. Within the emerging markets debt portion of the portfolio, our underweight in Russia and strong issue selection in Argentina, Mexico and the Philippines added to performance.

What were the leading detractors from performance?

A. Our underweight to telecommunications detracted from Fund performance during the annual period.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we added to our positions in the automotive, healthcare, telecommunications and utilities sectors and decreased our exposure to food/beverage/bottling, transportation and retail. We also decreased our exposure to CCC- rated securities during the 12-month period in favor of higher quality debt.

Thank you for your investment in the Salomon Brothers High Yield Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA	Beth A. Semmel
Executive Vice President	Executive Vice President

James E. Craige
Executive Vice President

February 2, 2006

4         Salomon Brothers Investment Series 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	Source: Altman High Yield Bond Default and Return Report, November 2, 2005.

iv	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

[v]	Yields are subject to change and will fluctuate.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Salomon Brothers Investment Series 2005 Annual Report         5

Manager’s Overview

Salomon Brothers Short/Intermediate U.S. Government Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-point hikes during the period brought the federal funds rateii from 2.25% to 4.25% by period end. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis pointsiii during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year yields on stronger-than-expected housing starts.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-telegraphed intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates “at a pace that is likely to be measured,” noting that core inflation remained low through the year and long-term inflation expectations were “contained”. However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its “measured” language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (“FOMC”) removed its characterization of monetary policy as “accommodative” in its December statement, as well as the signal phrase “at a pace that is likely to be measured”, a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan’s replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke’s specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment

6         Salomon Brothers Investment Series 2005 Annual Report

fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also underlied economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the Hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004’s 102.3 reading as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product (“GDP”)iv declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.3% growth in second quarter 2005 (from second quarter 2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the Hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively “contained” through 2005. Core inflation rates, in particular, remained at moderate levels, with core Consumer Price Index (“CPI”)v inflation consistently registering below expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push

Salomon Brothers Investment Series 2005 Annual Report         7

up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed’s comfort range.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Short/Intermediate U.S. Government Fund, excluding sales charges, returned 1.03%. The Fund’s unmanaged benchmark, the Citigroup 1-10 Year Treasury Bond Indexvi returned 1.57% for the same period. The Lipper Short/Intermediate U.S. Government Funds Category Average1 increased 1.01% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months
Short/Intermediate U.S. Government Fund — Class A Shares	-0.17%	1.03%

Citigroup 1-10 Year Treasury Bond Index	0.01%	1.57%

Lipper Short/Intermediate U.S. Government Funds Category Average	-0.06%	1.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
The 30-Day SEC Yield for Class A, Class B, Class C and Class O were 4.35%, 4.19%, 3.93% and 4.70%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yields for Class A, Class B, Class C and Class O would have been 3.94%, 3.70%, 3.42% and 4.22%, respectively.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned -0.28%, Class C shares returned -0.48% and Class O shares returned -0.05% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 0.80%, Class C shares returned 0.48% and Class O shares returned 1.28% over the 12 months ended December 31, 2005. Performance figures reflect fee waivers and/or expense reimbursements. Absents these waivers and/or expense reimbursements, the total return would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 79 funds for the six-month period and among the 78 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. Our asset allocation positively contributed to Fund performance during the period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 78 funds in the Fund’s Lipper category and excluding sales charges.

8         Salomon Brothers Investment Series 2005 Annual Report

We managed our exposure to mortgage-backed securities carefully during the 12 months, starting the period slightly underweight but gradually increasing exposure in the latter half of the period, as the asset class cheapened, 10-year U.S. Treasury yields became more rangebound and relative value versus U.S. Treasuries improved.

      What were the leading detractors from performance?

A. The portfolio’s shorter duration posture versus the benchmark early in the period detracted from performance, as the longer end (10+ year) of the yield curve held up better than market participants expected. However, the portfolio recouped some of its early losses in the second half of the period due to its shorter duration position as rates continued to climb across all parts of the yield curve. In addition, our underweight exposure to U.S. Government Agencies detracted from performance relative to the benchmark during the 12 months, as U.S. Government Agencies outperformed U.S. Treasuries.

Q. Were there any significant changes to the Fund during the reporting period?

A. We slightly increased our duration position during the annual period, bringing duration closer to neutral versus the benchmark. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We believe this more neutral stance will benefit the portfolio as the Fed nears the end of its current rate tightening cycle, which should allow possible yield advantage during a period of expected low volatility. We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period. We plan to maintain our current allocation to mortgage-backed securities in an effort to provide diversification and achieve greater total return.

We added to the portfolio’s mortgage-backed security and U.S. Treasury exposure during the annual period during market troughs as both markets saw significant volatility during the year.

Thank you for your investment in the Salomon Brothers Short/Intermediate U.S. Government Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Roger M. Lavan, CFA

Executive Vice President

February 2, 2006

Salomon Brothers Investment Series 2005 Annual Report         9

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The value of the Fund will fluctuate with market conditions and neither share price nor income from the Fund are guaranteed by the U.S. government. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in mortgage-backed securities involve an additional level of risk, as discussed in the prospectus. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iv	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

[v]	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

vi	The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities.

10         Salomon Brothers Investment Series 2005 Annual Report

Manager’s Overview

Salomon Brothers Strategic Bond Fund

Special Shareholder Notice

Effective February 1, 2006, Detlev Schlichter and Andres Sanchez-Balcazar have joined the portfolio management team of Citigroup Asset Management Limited (“CAM Ltd.”), sub-advisor to Salomon Brothers Strategic Bond Fund (the “Fund”), a series of Salomon Brothers Series Funds Inc, and the Fund. Messrs. Schlichter and Sanchez-Balcazar also continue to be portfolio managers associated with Western Asset Management Company Limited (“Western Asset”), which, like Salomon Brothers Asset Management Inc, the Fund’s investment manager, and CAM Ltd., is a subsidiary of Legg Mason, Inc. David Scott is no longer a member of the team managing the Fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Due to the Fund’s allocations across investment grade, high yield and emerging markets debt, please find three separate market overviews for the period included below.

Investment Grade Market Review

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointii hikes during the period brought the federal funds rateiii from 2.25% to 4.25% by period end. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year yields on stronger-than-expected housing starts.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-telegraphed intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates “at a pace that is likely to be measured,” noting that core inflation remained low through the year and long-term inflation expectations were “contained”. However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its “measured” language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (“ FOMC”) removed its characterization of monetary policy as

Salomon Brothers Investment Series 2005 Annual Report         11

“accommodative” in its December statement, as well as the signal phrase “at a pace that is likely to be measured”, a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan’s replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke’s specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also underlied economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004’s 102.3 reading as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product (“GDP”)iv declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.3% growth in second quarter 2005 (from second quarter 2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

12         Salomon Brothers Investment Series 2005 Annual Report

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively “contained” through 2005. Core inflation rates, in particular, remained at moderate levels, with core Consumer Price Index (“CPI”)v inflation consistently registering below expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed’s comfort range.

U.S. High Yield Market Review

The high yield market returned 2.08% for the calendar year ending December 31, 2005, as represented by the Citigroup High Yield Market Indexvi. Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors Corporation and Ford Motor Company, causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch’s long-anticipated downgrades of General Motors Corporation and Ford Motor Company to non-investment grade in early May improved the market’s tone, as the rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive second quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 13th consecutive rate hike (8 times in 2005)

Salomon Brothers Investment Series 2005 Annual Report         13

to 4.25% at the December FOMC meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005’s high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by principal amountvii. Increased leveraged buyout activity and stock buybacks also relevered some corporate balance sheets and put pressure on the market.

Spreads widened 17 basis points during 2005 to close at 359 basis points over U.S. Treasuries. Based on the 7.99% yieldviii of the Citigroup High Market Yield Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.ix However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt returned 10.73% for the calendar year ending December 31, 2005, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x. We believe strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight “measured” increases in the federal funds rate throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

Emerging debt trended positive during the first three months of the annual period despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Markets remained under pressure in early April as the overspill from volatile credit markets, with the highly visible troubles in the Auto sector, worsened technicals.

Nevertheless, markets turned again by mid-April and followed a generally upward trajectory through the remainder of the year as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. October proved the only negative month of performance in the second half of the annual

14         Salomon Brothers Investment Series 2005 Annual Report

period, declining as investors became increasingly risk averse on heightened inflation and growth concerns and the negative tone in U.S. equity markets.

Spreads tightened 110 basis points during 2005, closing at 237 basis points over U.S. Treasuries (of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange).

The outlook for the emerging debt markets is impacted by the strong performance and large degree of spread tightening the market has experienced over the past few years. With spreads at approximately 250 basis points over U.S. Treasuries the scope for substantial additional tightening seems limited. Nonetheless, we do not anticipate the degree of political and economic volatility that could lead to substantial spread widening in 2006.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Strategic Bond Fund, excluding sales charges, returned 2.49%. The Fund’s unmanaged benchmarks, the Lehman Brothers Aggregate Bond Indexxi and the Citigroup Broad Investment Grade Bond Indexxii returned 2.43% and 2.57%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 increased 2.19% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Strategic Bond Fund — Class A Shares	0.53%	2.49%

Lehman Brothers Aggregate Bond Index	-0.08%	2.43%

Citigroup Broad Investment Grade Bond Index	-0.04%	2.57%

Lipper Multi-Sector Income Funds Category Average[1]	1.19%	2.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.09%, Class C shares returned 0.28%, Class O shares returned 0.23% and Class Y shares returned 0.47% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 1.60%, Class C shares returned 1.92%, Class O shares returned 2.27% and Class Y shares returned 2.57% over the 12 months ended December 31, 2005.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 120 funds for the six-month period and among the 113 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment Series 2005 Annual Report         15

Q. What were the most significant factors affecting Fund performance?

      What were the leading contributors to performance?

A. The portfolio’s allocation to higher-yielding bonds, specifically emerging markets debt, once again proved beneficial to portfolio performance during the annual period, as emerging debt was the best performer among broad fixed income asset classes during the year, according to the Lehman family of indices.

      What were the leading detractors from performance?

A. Although we outperformed our benchmark, our underweight exposure to U.S. Government Agencies slightly detracted from performance in the investment grade section of the portfolio, as U.S. Government Agencies outperformed U.S. Treasuries and mortgage-backed securities during the 12 months.

Q. Were there any significant changes to the Fund during the reporting period?

A. Despite the strong performance seen throughout the year, we reduced our overall exposure to emerging markets debt by period end on a relative valuation basis as spreads reached all time tights on persistent strong technicals and fundamentals. We reallocated assets into mortgage-backed securities and U.S. Treasuries in the latter half of the annual period as both markets underwent significant sell-offs during the third and fourth quarters before recovering value near period end.

We maintained our neutral duration position versus the benchmark during the annual period. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We believe this neutral stance will benefit the portfolio as the Fed nears the end of its current rate tightening cycle, which should allow possible yield advantage during a period of expected low volatility. We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period. We plan to maintain our current allocation to emerging markets debt and high yield in an effort to provide diversification and achieve greater total return than a pure U.S. investment grade portfolio alone.

16         Salomon Brothers Investment Series 2005 Annual Report

Thank you for your investment in the Salomon Brothers Strategic Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA	Roger M. Lavan
Executive Vice President	Executive Vice President

David Scott
Executive Vice President

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Investments in bonds are subject to interest rate and credit risks. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

[v]	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii	Source: Altman High Yield Bond Default and Return Report, November 2, 2005.

viii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

ix	Yields are subject to change and will fluctuate.

[x]	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

xi	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xii	The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

Salomon Brothers Investment Series 2005 Annual Report         17

Fund at a Glance (unaudited)

Salomon Brothers High Yield Bond Fund

18         Salomon Brothers Investment Series 2005 Annual Report

Fund at a Glance (unaudited) (continued)

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Investment Series 2005 Annual Report         19

Fund at a Glance (unaudited) (continued)

Salomon Brothers Strategic Bond Fund

20         Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers High Yield Bond Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	2.56%	$1,000.00	$1,025.60	1.23%	$6.28

Class B	2.03	1,000.00	1,020.30	2.08	10.59

Class C	2.17	1,000.00	1,021.70	1.76	8.97

Class O	2.74	1,000.00	1,027.40	0.84	4.29

Class Y	2.73	1,000.00	1,027.30	0.86	4.39

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report         21

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers High Yield Bond Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.00	1.23%	$6.26

Class B	5.00	1,000.00	1,014.72	2.08	10.56

Class C	5.00	1,000.00	1,016.33	1.76	8.94

Class O	5.00	1,000.00	1,020.97	0.84	4.28

Class Y	5.00	1,000.00	1,020.87	0.86	4.38

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

22         Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Short/ Intermediate U.S. Government Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	(0.17)%	$1,000.00	$998.30	0.80%	$4.03

Class B	(0.28)	1,000.00	997.20	1.05	5.29

Class C	(0.48)	1,000.00	995.20	1.30	6.54

Class O	(0.05)	1,000.00	999.50	0.55	2.77

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report         23

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Short/ Intermediate U.S. Government Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

Class B	5.00	1,000.00	1,019.91	1.05	5.35

Class C	5.00	1,000.00	1,018.65	1.30	6.61

Class O	5.00	1,000.00	1,022.43	0.55	2.80

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

24         Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Strategic Bond Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	0.53%	$1,000.00	$1,005.30	1.28%	$6.47

Class B	0.09	1,000.00	1,000.90	2.11	10.64

Class C	0.28	1,000.00	1,002.80	1.85	9.34

Class O	0.23	1,000.00	1,002.30	1.81	9.13

Class Y	0.47	1,000.00	1,004.70	1.48	7.48

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report         25

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Strategic Bond Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.75	1.28%	$6.51

Class B	5.00	1,000.00	1,014.57	2.11	10.71

Class C	5.00	1,000.00	1,015.88	1.85	9.40

Class O	5.00	1,000.00	1,016.08	1.81	9.20

Class Y	5.00	1,000.00	1,017.74	1.48	7.53

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

26         Salomon Brothers Investment Series 2005 Annual Report

Fund Performance

Salomon Brothers High Yield Bond Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	4.08%	3.04%	3.44%	4.33%	4.29%

Five Years Ended 12/31/05	9.66	8.80	9.11	10.06	N/A

Ten Years Ended 12/31/05	7.68	6.88	7.07	8.00	N/A

Inception* through 12/31/05	8.58	7.76	7.94	8.89	11.34

	With Sales Charges(3)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	(0.55)%	(0.84)%	2.47%	4.33%	4.29%

Five Years Ended 12/31/05	8.66	8.66	9.11	10.06	N/A

Ten Years Ended 12/31/05	7.19	6.88	7.07	8.00	N/A

Inception* through 12/31/05	8.12	7.76	7.94	8.89	11.34

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	109.65%

Class B (12/31/95 through 12/31/05)	94.52

Class C (12/31/95 through 12/31/05)	97.91

Class O (12/31/95 through 12/31/05)	115.97

Class Y (Inception* through 12/31/05)	34.34

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%; Class B shares reflect the deduction of a 4.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year, 1.00% in the fifth year and no CDSC thereafter. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B, C and O shares is February 22, 1995. Inception date for Class Y shares is April 2, 2003.

Salomon Brothers Investment Series 2005 Annual Report         27

Fund Performance (continued)

Salomon Brothers Short/Intermediate U.S. Government Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	1.03%	0.80%	0.48%	1.28%

Five Years Ended 12/31/05	4.51	3.89	4.03	4.77

Ten Years Ended 12/31/05	5.09	4.39	4.50	5.38

Inception* through 12/31/05	5.56	4.85	4.95	5.84

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	(1.00)%	(1.15)%	0.48%	1.28%

Five Years Ended 12/31/05	4.10	3.72	4.03	4.77

Ten Years Ended 12/31/05	4.88	4.39	4.50	5.38

Inception* through 12/31/05	5.36	4.85	4.95	5.84

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	64.27%

Class B (12/31/95 through 12/31/05)	53.72

Class C (12/31/95 through 12/31/05)	55.29

Class O (12/31/95 through 12/31/05)	68.87

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%; Class B shares reflect the deduction of a 2.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines to 1.75% in the second year, 1.50% in the third year, 1.25% in the fourth year, 1.00% in the fifth year and no CDSC thereafter.
*	Inception date for Class A, B, C and O shares is February 22, 1995.

28         Salomon Brothers Investment Series 2005 Annual Report

Fund Performance (continued)

Salomon Brothers Strategic Bond Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	2.49%	1.60%	1.92%	2.27%	2.57%

Five Years Ended 12/31/05	7.45	6.70	6.99	7.64	N/A

Ten Years Ended 12/31/05	6.97	6.17	6.38	7.19	N/A

Inception* through 12/31/05	7.93	7.14	7.32	8.16	5.40

	With Sales Charges(3)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	(2.12)%	(2.32)%	0.94%	2.27%	2.57%

Five Years Ended 12/31/05	6.46	6.55	6.99	7.64	N/A

Ten Years Ended 12/31/05	6.47	6.17	6.38	7.19	N/A

Inception* through 12/31/05	7.48	7.14	7.32	8.16	5.40

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	96.09%

Class B (12/31/95 through 12/31/05)	81.98

Class C (12/31/95 through 12/31/05)	85.54

Class O (12/31/95 through 12/31/05)	100.23

Class Y (Inception* through 12/31/05)	12.91

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%; Class B shares reflect the deduction of a 4.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year, 1.00% in the fifth year and no CDSC thereafter. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B, C and O shares is February 22, 1995. Inception date for Class Y shares is September 10, 2003.

Salomon Brothers Investment Series 2005 Annual Report         29

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B, C and O Shares of the Salomon Brothers High Yield Bond Fund vs. Citigroup High-Yield Market Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1995, assuming deduction of the maximum 4.50% sales charge with respect to Class A Shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Citigroup High-Yield Market Index is a broad-based unmanaged index of high yield securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

30         Salomon Brothers Investment Series 2005 Annual Report

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B, C and O Shares of the Salomon Brothers Short/Intermediate U.S. Government Fund vs. Citigroup 1-10 Year Treasury Bond Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1995, assuming deduction of the maximum 2.00% sales charge with respect to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Salomon Brothers Investment Series 2005 Annual Report         31

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B, C and O Shares of the Salomon Brothers Strategic Bond Fund vs. Lehman Brothers Aggregate Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1995, assuming deduction of the maximum 4.50% sales charge with regards to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Lehman Brothers Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher and having at least one year to maturity. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

32         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)

SALOMON BROTHERS HIGH YIELD BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 80.8%
Aerospace & Defense — 1.9%
$1,600,000	Alliant Techsystems Inc., Senior Subordinated Notes, 8.500% due 5/15/11	$1,688,000
1,875,000	Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11	1,931,250
4,475,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	4,301,594
	L-3 Communications Corp., Senior Subordinated Notes:
2,125,000	7.625% due 6/15/12	2,247,188
7,675,000	6.375% due 10/15/15 (a)	7,694,187
	Sequa Corp., Senior Notes:
1,750,000	9.000% due 8/1/09	1,868,125
3,320,000	Series B, 8.875% due 4/1/08	3,477,700

	Total Aerospace & Defense	23,208,044

Airlines — 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
737,886	Series 974C, 6.800% due 7/2/07	704,476
590,051	Series 1998-IC, Class C, 6.541% due 9/15/08	560,826

	Total Airlines	1,265,302

Auto Components — 0.9%
96,000	Dura Operating Corp., Senior Unsecured Notes, Series B, 8.625% due 4/15/12	79,680
3,000,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	2,610,000
875,000	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	945,000
	Tenneco Automotive Inc.:
2,850,000	8.625% due 11/15/14	2,707,500
1,225,000	Senior Secured Notes, Series B, 10.250% due 7/15/13	1,344,437
	TRW Automotive Inc., Senior Subordinated Notes:
2,406,000	9.375% due 2/15/13	2,616,525
168,000	11.000% due 2/15/13	189,420

	Total Auto Components	10,492,562

Automobiles — 2.8%
	Ford Motor Co.:
	Debentures:
1,000,000	6.625% due 10/1/28	650,000
1,350,000	8.900% due 1/15/32	995,625
30,725,000	Notes, 7.450% due 7/16/31	21,046,625
	General Motors Corp., Senior Debentures:
2,400,000	8.250% due 7/15/23	1,554,000
16,010,000	8.375% due 7/15/33	10,646,650

	Total Automobiles	34,892,900

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         33

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Building Products — 0.3%
	Associated Materials Inc.:
$1,475,000	Senior Discount Notes, step bond to yield 16.644% due 3/1/14	$730,125
50,000	Senior Subordinated Notes, 9.750% due 4/15/12	48,500
2,325,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	2,255,250

	Total Building Products	3,033,875

Capital Markets — 0.3%
3,499,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	3,910,133

Chemicals — 4.4%
1,200,000	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	1,284,000
2,100,000	Borden Chemicals & Plastics LP, Notes, 9.500% due 5/1/05 (b)(c)(d)	36,750
4,075,000	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (a)	4,054,625
3,525,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	3,895,125
2,990,000	Ethyl Corp., Senior Notes, 8.875% due 5/1/10	3,146,975
	FMC Corp.:
675,000	Medium-Term Notes, Series A, 7.000% due 5/15/08	699,525
1,325,000	Senior Debentures, 7.750% due 7/1/11	1,433,357
2,125,000	Hercules Inc., 6.750% due 10/15/29	2,055,938
	Huntsman International LLC:
1,150,000	Senior Notes, 9.875% due 3/1/09	1,219,000
	Senior Subordinated Notes:
2,641,000	10.125% due 7/1/09	2,740,038
650,000	7.375% due 1/1/15 (a)	630,500
775,000	IMC Global Inc., 10.875% due 8/1/13	894,156
3,450,000	Innophos Inc., Senior Subordinated Notes, 9.625% due 8/15/14 (a)	3,493,125
2,175,000	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	2,327,250
365,000	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	385,075
	Lyondell Chemical Co.:
780,000	Secured Notes, 9.500% due 12/15/08	820,950
475,000	Senior Secured Notes, 11.125% due 7/15/12	533,781
925,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	1,033,688
4,550,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	4,931,062
400,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	421,000
5,300,000	NOVA Chemicals Corp., Senior Notes, 6.500% due 1/15/12	5,160,875
650,000	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	638,625
1,150,000	Resolution Performance Products Inc./RPP Capital Corp., Secured Notes, 9.500% due 4/15/10	1,170,125
3,200,000	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10	3,400,000
	Rhodia SA:
	Senior Notes:
250,000	7.625% due 6/1/10	252,500
950,000	10.250% due 6/1/10	1,045,000
4,325,000	Senior Subordinated Notes, 8.875% due 6/1/11	4,454,750
1,694,000	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	1,821,050

	Total Chemicals	53,978,845

See Notes to Financial Statements.

34         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Commercial Services & Supplies — 2.3%
	Allied Waste North America Inc.:
	Senior Notes:
$2,400,000	7.250% due 3/15/15	$2,436,000
	Series B:
75,000	8.500% due 12/1/08	79,125
4,342,000	9.250% due 9/1/12	4,721,925
2,950,000	Senior Secured Notes, Series B, 7.375% due 4/15/14	2,883,625
725,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	764,875
2,425,000	Buhrmann US Inc., Senior Subordinated Notes, 7.875% due 3/1/15	2,379,531
	Cenveo Corp.:
2,150,000	Senior Notes, 9.625% due 3/15/12	2,332,750
3,000,000	Senior Subordinated Notes, 7.875% due 12/1/13	2,910,000
5,050,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	5,024,750
4,675,000	DI Finance/DynCorp International, 9.500% due 2/15/13	4,885,375
2,870,961	Employee Solutions Inc., Series B, 10.000% due 4/15/10 (b)(d)	287
4,000,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (b)(c)	15,600

	Total Commercial Services & Supplies	28,433,843

Communications Equipment — 1.1%
11,225,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	9,681,562
4,100,000	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	4,120,500

	Total Communications Equipment	13,802,062

Computers & Peripherals — 0.4%
3,650,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	3,850,750
1,500,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	1,560,000

	Total Computers & Peripherals	5,410,750

Consumer Finance — 0.1%
1,075,000	Dana Credit Corp., Notes, 8.375% due 8/15/07 (a)	1,018,563

Containers & Packaging — 2.5%
2,900,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	3,132,000
	Graphic Packaging International Corp.:
2,900,000	Senior Notes, 8.500% due 8/15/11	2,921,750
2,775,000	Senior Subordinated Notes, 9.500% due 8/15/13	2,664,000
3,425,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	3,305,125
3,325,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	3,341,625
	Owens-Brockway Glass Container Inc.:
800,000	6.750% due 12/1/14	780,000
650,000	Senior Notes, 8.250% due 5/15/13	674,375
3,775,000	Senior Secured Notes, 7.750% due 5/15/11	3,959,031
200,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	204,000
	Pliant Corp. (c):
980,846	11.625% due 6/15/09	1,044,601
900,000	Senior Secured Second Lien Notes, 11.125% due 9/1/09	805,500
825,000	Senior Subordinated Notes, 13.000% due 6/1/10	165,000

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         35

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Containers & Packaging — 2.5% (continued)
$2,150,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	$1,752,250
	Smurfit-Stone Container Enterprises Inc., Senior Notes:
1,625,000	9.750% due 2/1/11	1,649,375
3,175,000	8.375% due 7/1/12	3,087,688
75,000	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	68,625
	Tekni-Plex Inc.:
325,000	Senior Secured Notes, 8.750% due 11/15/13 (a)	287,625
2,525,000	Senior Subordinated Notes, Series B, 12.750% due 6/15/10	1,388,750

	Total Containers & Packaging	31,231,320

Diversified Consumer Services — 0.1%
1,550,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)	1,586,813

Diversified Financial Services — 5.3%
	Alamosa Delaware Inc.:
1,362,000	Senior Discount Notes, 12.000% due 7/31/09	1,496,498
	Senior Notes:
1,527,000	11.000% due 7/31/10	1,729,328
550,000	8.500% due 1/31/12	597,438
2,225,000	Atlantic Broadband Finance LLC, 9.375% due 1/15/14	1,996,937
2,525,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	2,436,625
	Ford Motor Credit Co., Notes:
12,450,000	6.625% due 6/16/08	11,298,985
875,000	7.875% due 6/15/10	788,115
22,100,000	General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31	21,225,260
1,343,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	1,435,331
1,798,767	Iowa Select Farm LP, Secured Notes, 6.500% due 12/1/12 (a)	899,384
2,700,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	2,686,500
2,350,000	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	2,091,500
10,819,317	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.652% due 6/15/15 (a)	11,135,111
3,490,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.945% due 10/1/15	2,565,150
2,865,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	3,058,387

	Total Diversified Financial Services	65,440,549

Diversified Telecommunication Services — 3.1%
	Insight Midwest LP/Insight Capital Inc., Senior Notes:
1,275,000	9.750% due 10/1/09	1,319,625
2,625,000	10.500% due 11/1/10	2,772,656
1,500,000	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(e)	1,531,875
2,975,000	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.790% due 2/1/15 (a)	1,970,938
9,760,000	MCI Inc., Senior Notes, 8.735% due 5/1/14	10,821,400
1,305,000	PanAmSat Corp., 9.000% due 8/15/14	1,373,513

See Notes to Financial Statements.

36         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Diversified Telecommunication Services — 3.1% (continued)
	Qwest Communications International Inc., Senior Notes:
$575,000	7.500% due 2/15/14	$593,688
3,285,000	Series B, 7.500% due 2/15/14 (a)	3,391,762
	Qwest Corp.:
1,027,000	7.500% due 6/15/23	1,025,716
10,590,000	Debentures, 6.875% due 9/15/33	10,007,550
3,175,000	Notes, 8.875% due 3/15/12	3,595,687
1,750,000	World Access Inc., Senior Notes, 13.250% due 1/15/08 (c)	96,250

	Total Diversified Telecommunication Services	38,500,660

Electric Utilities — 3.0%
975,000	AES Corp., Senior Notes, 8.750% due 6/15/08	1,028,625
2,225,000	Allegheny Energy Supply Co. LLC, 8.250% due 4/15/12 (a)	2,519,813
	Edison Mission Energy, Senior Notes:
1,475,000	10.000% due 8/15/08	1,622,500
3,075,000	7.730% due 6/15/09	3,190,312
3,850,000	9.875% due 4/15/11	4,509,312
	Mirant Americas Generation LLC, Senior Notes (c):
925,000	7.625% due 5/1/06	1,133,125
5,550,000	8.300% due 5/1/11	7,048,500
4,075,000	9.125% due 5/1/31	5,348,437
	Reliant Energy Inc., Senior Secured Notes:
1,875,000	9.250% due 7/15/10	1,884,375
5,600,000	9.500% due 7/15/13	5,642,000
2,275,000	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)	2,474,063

	Total Electric Utilities	36,401,062

Electronic Equipment & Instruments — 0.4%
1,920,000	Kinetek Inc., Senior Notes, Series D, 10.750% due 11/15/06	1,852,800
	Muzak LLC/Muzak Finance Corp.:
3,375,000	Senior Notes, 10.000% due 2/15/09	2,961,563
800,000	Senior Subordinated Notes, 9.875% due 3/15/09	445,000

	Total Electronic Equipment & Instruments	5,259,363

Energy Equipment & Services — 1.0%
3,542,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)	3,665,970
1,175,000	Grant Prideco Inc., Senior Notes, 6.125% due 8/15/15 (a)	1,177,937
	Hanover Compressor Co.:
	Senior Notes:
1,350,000	8.625% due 12/15/10	1,434,375
1,275,000	9.000% due 6/1/14	1,396,125
300,000	Subordinated Notes, zero coupon bond to yield 8.382% due 3/31/07	270,750
3,250,000	Targa Resources Inc., 8.500% due 11/1/13 (a)	3,347,500
925,000	Universal Compression Inc., Senior Notes, 7.250% due 5/15/10	943,500

	Total Energy Equipment & Services	12,236,157

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         37

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Exchange Traded — 0.2%
$2,425,000	Texas Industries Inc., Senior Notes, 7.250% due 7/15/13 (a)	$2,528,063

Food & Staples Retailing — 0.8%
1,075,000	Jean Coutu Group (PJC) Inc., Senior Notes, 7.625% due 8/1/12	1,064,250
3,850,000	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	3,542,000
	Rite Aid Corp.:
125,000	7.500% due 1/15/15	118,750
	Notes:
600,000	7.125% due 1/15/07	603,000
1,375,000	6.125% due 12/15/08 (a)	1,299,375
2,550,000	Senior Secured Second Lien Notes, 8.125% due 5/1/10	2,607,375

	Total Food & Staples Retailing	9,234,750

Food Products — 1.7%
1,600,000	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	1,738,000
1,397,708	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20	1,496,421
2,600,000	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	2,775,500
	Doane Pet Care Co.:
1,075,000	Senior Notes, 10.750% due 3/1/10	1,174,437
1,600,000	Senior Subordinated Notes, 10.625% due 11/15/15 (a)	1,676,000
	Dole Food Co. Inc.:
2,525,000	Debentures, 8.750% due 7/15/13	2,613,375
	Senior Notes:
1,950,000	8.625% due 5/1/09	2,008,500
225,000	7.250% due 6/15/10	219,375
631,000	8.875% due 3/15/11	649,930
1,700,000	Pilgrim’s Pride Corp., Senior Subordinated Notes, 9.250% due 11/15/13	1,823,250
3,750,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	3,590,625
1,095,000	Swift & Co., Senior Notes, 10.125% due 10/1/09	1,136,063

	Total Food Products	20,901,476

Health Care Equipment & Supplies — 0.4%
3,550,000	Accellent Inc., Senior Subordinated Notes, 10.500% due 12/1/13 (a)	3,656,500
675,000	Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12	712,125

	Total Health Care Equipment & Supplies	4,368,625

Health Care Providers & Services — 4.9%
3,850,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	4,100,250
3,230,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	3,161,363
5,400,000	DaVita Inc., 7.250% due 3/15/15	5,494,500
	Extendicare Health Services Inc., Senior Subordinated Notes:
1,425,000	9.500% due 7/1/10	1,519,406
3,975,000	6.875% due 5/1/14	3,905,437
3,425,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	3,621,937

See Notes to Financial Statements.

38         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Health Care Providers & Services — 4.9% (continued)
	HCA Inc.:
$2,725,000	7.500% due 12/15/23	$2,804,575
	Debentures:
202,000	8.360% due 4/15/24	221,250
2,700,000	7.050% due 12/1/27	2,598,591
	Notes:
3,625,000	6.375% due 1/15/15	3,682,398
875,000	7.690% due 6/15/25	912,985
4,650,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	4,905,750
2,150,000	InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11	1,634,000
2,175,000	National Mentor Inc., 9.625% due 12/1/12	2,283,750
2,700,000	Omnicare Inc., 6.875% due 12/15/15	2,754,000
	Psychiatric Solutions Inc.:
1,075,000	7.750% due 7/15/15	1,115,313
1,075,000	Senior Subordinated Notes, 10.625% due 6/15/13	1,228,188
	Tenet Healthcare Corp., Senior Notes:
4,850,000	7.375% due 2/1/13	4,498,375
2,475,000	9.875% due 7/1/14	2,518,313
675,000	9.250% due 2/1/15 (a)	673,313
1,625,000	6.875% due 11/15/31	1,316,250
5,425,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	5,465,687

	Total Health Care Providers & Services	60,415,631

Hotels, Restaurants & Leisure — 8.5%
3,175,000	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	3,381,375
100,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	99,625
3,075,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	3,067,313
	Caesars Entertainment Inc.:
3,700,000	Senior Notes, 7.000% due 4/15/13	3,963,803
	Senior Subordinated Notes:
375,000	9.375% due 2/15/07	391,406
2,800,000	8.875% due 9/15/08	3,034,500
2,600,000	8.125% due 5/15/11	2,882,750
850,000	Carrols Corp., 9.000% due 1/15/13	830,875
125,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)	127,656
550,000	Chumash Casino & Resort Enterprise, Senior Notes, 9.520% due 7/15/10 (a)	587,125
6,475,000	Cinemark Inc., Senior Discount Notes, step bond to yield 9.591% due 3/15/14	4,823,875
1,900,000	Friendly Ice Cream Corp., Senior Notes, 8.375% due 6/15/12	1,700,500
3,060,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/15	3,014,100
4,275,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	4,275,000
4,125,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	4,454,781
297,000	HMH Properties Inc., Senior Secured Notes, Series B, 7.875% due 8/1/08	301,826
3,775,000	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12 (f)	3,180,437
2,825,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	2,810,875

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         39

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Hotels, Restaurants & Leisure — 8.5% (continued)
$3,250,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	$3,185,000
4,200,000	Kerzner International Ltd., 6.750% due 10/1/15 (a)	4,105,500
3,725,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	3,603,937
2,150,000	Leslie’s Poolmart, Senior Notes, 7.750% due 2/1/13	2,166,125
400,000	Loews Cineplex Entertainment Corp., Senior Subordinated Notes, 9.000% due 8/1/14	406,000
1,225,000	MGM Mirage Inc., Casino Hotels, 6.625% due 7/15/15	1,228,063
	MGM MIRAGE Inc.:
	Senior Notes:
3,750,000	6.750% due 9/1/12	3,820,312
1,025,000	5.875% due 2/27/14	984,000
	Senior Subordinated Notes:
1,750,000	9.750% due 6/1/07	1,852,813
66,000	9.375% due 2/15/10	72,600
2,275,000	8.375% due 2/1/11	2,445,625
675,000	Mirage Resorts Inc., Debentures, 7.250% due 8/1/17	690,188
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
2,850,000	7.125% due 8/15/14	2,931,938
2,425,000	6.875% due 2/15/15	2,455,313
4,750,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	4,690,625
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
2,425,000	8.250% due 3/15/12	2,518,969
2,150,000	8.750% due 10/1/13	2,300,500
2,525,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	2,525,000
1,375,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	1,390,469
	Six Flags Inc., Senior Notes:
1,100,000	9.750% due 4/15/13	1,084,875
3,225,000	9.625% due 6/1/14	3,152,437
4,900,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	5,426,750
6,075,000	Station Casinos Inc., Senior Subordinated Notes:, 6.875% due 3/1/16	6,242,062
2,425,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	2,509,875

	Total Hotels, Restaurants & Leisure	104,716,798

Household Durables — 1.2%
426,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	415,350
2,500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (b)(c)(d)	0
3,545,000	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08 (f)	2,499,225
	Interface Inc.:
725,000	Senior Notes, 10.375% due 2/1/10	788,438
3,200,000	Senior Subordinated Notes, 9.500% due 2/1/14	3,200,000
1,450,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,508,000
760,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 11.161% due 9/1/12	543,400

See Notes to Financial Statements.

40         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Household Durables — 1.2% (continued)
$4,375,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	$4,528,125
700,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	760,375

	Total Household Durables	14,242,913

Household Products — 0.2%
3,000,000	Spectrum Brands Inc., Senior Subordinated Notes, 8.500% due 10/1/13	2,632,500

Independent Power Producers & Energy Traders — 2.8%
	AES Corp., Senior Notes:
1,150,000	9.500% due 6/1/09	1,247,750
3,200,000	9.375% due 9/15/10	3,512,000
1,025,000	8.875% due 2/15/11	1,113,406
2,300,000	7.750% due 3/1/14	2,423,625
	Calpine Corp.:
2,250,000	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(c)	1,856,250
1,960,000	Senior Secured Notes, 8.750% due 7/15/13 (a)(c)	1,617,000
2,925,000	Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (c)	2,983,500
	Dynegy Holdings Inc.:
	Second Priority Senior Secured Notes:
3,475,000	9.875% due 7/15/10 (a)	3,826,844
1,950,000	10.125% due 7/15/13 (a)	2,213,250
	Senior Debentures:
6,325,000	7.125% due 5/15/18	5,660,875
2,975,000	7.625% due 10/15/26	2,662,625
5,267,000	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	5,899,040

	Total Independent Power Producers & Energy Traders	35,016,165

Industrial Conglomerates — 0.5%
3,800,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	4,142,000
1,600,000	Park-Ohio Industries Inc., Senior Subordinated Notes, 8.375% due 11/15/14	1,408,000

	Total Industrial Conglomerates	5,550,000

Internet Software & Services — 0.1%
1,637,000	FTD Inc., Senior Notes, 7.750% due 2/15/14	1,628,815

IT Services — 0.7%
	Iron Mountain Inc., Senior Subordinated Notes:
2,100,000	8.625% due 4/1/13	2,199,750
6,635,000	7.750% due 1/15/15	6,717,938
150,000	6.625% due 1/1/16	140,250

	Total IT Services	9,057,938

Machinery — 1.1%
1,950,000	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	2,096,250
3,350,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)	3,333,250
2,265,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	2,417,887
1,150,000	Mueller Holdings Inc., Discount Notes, step bond to yield 11.858% due 4/15/14	871,125
525,000	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	561,750

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         41

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Machinery — 1.1% (continued)
	Terex Corp., Senior Subordinated Notes:
$96,000	7.375% due 1/15/14	$95,520
2,400,000	Series B, 10.375% due 4/1/11	2,556,000
1,875,000	Wolverine Tube Inc., Senior Notes, 7.375% due 8/1/08 (a)	1,410,938

	Total Machinery	13,342,720

Media — 8.6%
2,800,000	Block Communications Inc., 8.250% due 12/15/15 (a)	2,786,000
3,850,000	Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (e)	3,907,750
1,750,000	Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14	1,806,875
2,828,210	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	2,902,451
	CBD Media Holdings LLC:
2,350,000	Senior Notes, 9.250% due 7/15/12	2,361,750
1,750,000	Senior Subordinated Notes, 8.625% due 6/1/11	1,793,750
207,000	CCH I Holdings LLC, 9.920% due 4/1/14 (a)	119,025
	Charter Communications Holdings LLC:
	Senior Accreting Notes:
5,850,000	Step bond to yield 22.588% due 5/15/14 (a)	3,276,000
650,000	Step bond to yield 23.364% due 1/15/15 (a)	310,375
12,572,422	Senior Secured Notes, 11.000% due 10/1/15 (a)	10,623,697
2,950,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	3,042,187
	CSC Holdings Inc.:
175,000	Senior Debentures, 7.625% due 7/15/18	167,125
2,650,000	Senior Notes, 7.000% due 4/15/12 (a)	2,517,500
	Dex Media East LLC/Dex Media East Finance Co.:
1,025,000	Senior Notes, 9.875% due 11/15/09	1,113,406
494,000	Senior Notes, Series B, 12.125% due 11/15/12	580,450
	Dex Media Inc., Discount Notes:
4,375,000	Step bond to yield 8.554% due 11/15/13	3,500,000
3,100,000	Step bond to yield 8.554% due 11/15/13	2,480,000
1,675,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,867,625
1,154,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	1,246,320
9,775,000	DIRECTV Holdings LLC Finance, Senior Notes, 6.375% due 6/15/15	9,603,937
	EchoStar DBS Corp., Senior Notes:
2,179,000	9.125% due 1/15/09	2,285,226
6,150,000	6.625% due 10/1/14	5,927,062
2,275,000	Emmis Communications Corp., Senior Notes, 10.366% due 6/15/12 (e)	2,294,906
2,850,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 10.305% due 10/15/13	2,251,500
1,125,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	961,875
2,500,000	Lamar Media Corp., 6.625% due 8/15/15	2,521,875

See Notes to Financial Statements.

42         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Media — 8.6% (continued)
$2,350,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	$2,567,375
1,200,000	Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13	1,296,000
2,875,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	2,821,094
1,410,000	Nexstar Finance Holdings LLC, Senior Discount Notes, step bond to yield 11.834% due 4/1/13	1,069,838
2,350,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	2,661,375
1,050,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	1,113,000
	Rainbow National Services LLC:
1,575,000	Senior Notes, 8.750% due 9/1/12 (a)	1,685,250
2,750,000	Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	3,093,750
875,000	Rogers Cable Inc., Bonds, 8.750% due 5/1/32	1,010,625
4,550,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	4,709,250
3,700,000	Vertis Inc., Senior Secured Notes, 9.750% due 4/1/09	3,852,625
925,000	Videotron Ltd., Senior Notes, 6.375% due 12/15/15 (a)	923,844
	Yell Finance BV:
1,715,000	Senior Discount Notes, step bond to yield 10.888% due 8/1/11	1,770,738
1,248,000	Senior Notes, 10.750% due 8/1/11	1,354,080
3,775,000	Young Broadcasting Inc., Senior Subordinated Notes, 10.000% due 3/1/11	3,553,219

	Total Media	105,730,730

Metals & Mining — 1.0%
3,325,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	3,649,187
1,125,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13	1,154,155
2,350,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13	2,585,000
5,800,000	Novelis Inc., Senior Notes, 7.500% due 2/15/15 (a)	5,437,500
4,000,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (b)(c)(d)	0

	Total Metals & Mining	12,825,842

Multiline Retail — 0.5%
2,425,000	Harry & David Operations, 9.000% due 3/1/13	2,443,187
1,750,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	1,787,188
1,400,000	Saks Inc., Notes, 9.875% due 10/1/11	1,533,000

	Total Multiline Retail	5,763,375

Office Electronics — 0.6%
1,900,000	IKON Office Solutions Inc., Senior Notes, 7.750% due 9/15/15 (a)	1,862,000
5,275,000	Xerox Capital Trust I, 8.000% due 2/1/27	5,459,625

	Total Office Electronics	7,321,625

Oil, Gas & Consumable Fuels — 6.5%
	Chesapeake Energy Corp., Senior Notes:
5,875,000	7.500% due 6/15/14	6,256,875
975,000	6.625% due 1/15/16	992,063
333,000	6.875% due 1/15/16	342,990
3,125,000	6.250% due 1/15/18	3,078,125

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         43

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 6.5% (continued)
$4,627,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	$5,043,430
	Costilla Energy Inc.:
4,000,000	Senior Notes, 10.250% due 10/1/06 (b)(c)(d)	0
1,000,000	Senior Subordinated Notes, 10.250% due 10/1/06 (b)(c)(d)	0
	El Paso Corp.:
	Medium-Term Notes:
275,000	7.375% due 12/15/12	277,750
5,600,000	7.800% due 8/1/31	5,614,000
2,925,000	7.750% due 1/15/32	2,946,937
5,600,000	Notes, 7.875% due 6/15/12	5,796,000
4,875,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	4,972,500
	Forest Oil Corp., Senior Notes:
650,000	8.000% due 6/15/08	680,875
3,175,000	8.000% due 12/15/11	3,484,562
300,000	Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11	318,750
3,700,000	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	3,602,875
	Massey Energy Co.:
2,700,000	6.625% due 11/15/10	2,757,375
2,025,000	Senior Notes, 6.875% due 12/15/13 (a)	2,052,844
4,150,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	4,227,812
	Petronas Capital Ltd.:
75,000	7.000% due 5/22/12 (a)	82,690
1,775,000	7.875% due 5/22/22	2,221,551
1,725,000	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	1,867,313
	Pogo Producing Co. Senior Subordinated Notes:
1,300,000	6.875% due 10/1/17 (a)	1,274,000
1,075,000	Series B, 8.250% due 4/15/11	1,128,750
125,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	119,063
	Swift Energy Co.:
1,350,000	Senior Notes, 7.625% due 7/15/11	1,383,750
2,800,000	Senior Subordinated Notes, 9.375% due 5/1/12	3,024,000
	Vintage Petroleum Inc.:
800,000	Senior Notes, 8.250% due 5/1/12	862,000
2,950,000	Senior Subordinated Notes, 7.875% due 5/15/11	3,097,500
	Williams Cos. Inc.:
	Notes:
4,625,000	7.875% due 9/1/21	5,029,687
3,675,000	8.750% due 3/15/32	4,281,375
3,350,000	Senior Notes, 7.625% due 7/15/19	3,609,625

	Total Oil, Gas & Consumable Fuels	80,427,067

Paper & Forest Products — 2.2%
	Abitibi-Consolidated Inc.:
4,110,000	Debentures, 8.850% due 8/1/30	3,534,600
1,375,000	Notes, 7.750% due 6/15/11	1,316,562
3,350,000	Senior Notes, 8.375% due 4/1/15	3,224,375

See Notes to Financial Statements.

44         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Paper & Forest Products — 2.2% (continued)
	Appleton Papers Inc.:
$1,400,000	Senior Notes, 8.125% due 6/15/11	$1,368,500
2,600,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	2,444,000
2,975,000	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	2,789,062
	Bowater Inc.:
1,750,000	Debentures, 9.500% due 10/15/12	1,811,250
1,025,000	Notes, 6.500% due 6/15/13	922,500
	Buckeye Technologies Inc., Senior Subordinated Notes:
1,595,000	9.250% due 9/15/08	1,602,975
1,275,000	8.000% due 10/15/10	1,217,625
3,325,000	Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11	3,192,000
725,000	Domtar Inc., Notes, 7.125% due 8/15/15	621,688
2,025,000	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	1,792,125
875,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	774,375

	Total Paper & Forest Products	26,611,637

Personal Products — 0.6%
	DEL Laboratories Inc.:
1,875,000	9.230% due 11/1/11 (a)(e)	1,912,500
1,400,000	Senior Subordinated Notes, 8.000% due 2/1/12	1,113,000
4,100,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	4,315,250

	Total Personal Products	7,340,750

Pharmaceuticals — 0.5%
2,300,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	2,271,250
3,900,000	Warner Chilcott Corp., 8.750% due 2/1/15 (a)	3,607,500

	Total Pharmaceuticals	5,878,750

Real Estate — 1.6%
820,000	CB Richard Ellis Services Inc., Senior Notes, 9.750% due 5/15/10	897,900
3,275,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	3,602,500
	Host Marriott LP, Senior Notes:
4,675,000	7.125% due 11/1/13	4,885,375
1,375,000	Series I, 9.500% due 1/15/07	1,430,000
4,375,000	Series O, 6.375% due 3/15/15	4,385,937
	MeriStar Hospitality Corp., Senior Notes:
1,025,000	9.000% due 1/15/08	1,064,719
3,625,000	9.125% due 1/15/11	3,969,375

	Total Real Estate	20,235,806

Semiconductors & Semiconductor Equipment — 0.4%
	Amkor Technology Inc.:
	Senior Notes:
1,050,000	9.250% due 2/15/08	1,023,750
2,150,000	7.125% due 3/15/11	1,902,750
96,000	7.750% due 5/15/13	84,000
2,565,000	Senior Subordinated Notes, 10.500% due 5/1/09	2,372,625

	Total Semiconductors & Semiconductor Equipment	5,383,125

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         45

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Specialty Retail — 0.7%
$3,400,000	CSK Auto Inc., Senior Notes, 7.000% due 1/15/14	$3,094,000
1,925,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	1,886,500
1,625,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	1,470,625
1,479,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (b)(c)(d)	0
550,000	General Nutrition Centers Inc., Senior Subordinated Notes, 8.500% due 12/1/10	475,750
1,758,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	1,933,800

	Total Specialty Retail	8,860,675

Textiles, Apparel & Luxury Goods — 1.3%
3,600,000	Collins & Aikman Floor Covering Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10	3,186,000
	Levi Strauss & Co., Senior Notes:
975,000	8.804% due 4/1/12 (e)	987,187
1,775,000	12.250% due 12/15/12	1,988,000
3,450,000	9.750% due 1/15/15	3,605,250
2,225,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	2,277,844
1,600,000	Quiksilver Inc., 6.875% due 4/15/15	1,548,000
2,675,000	Tommy Hilfiger USA Inc., Notes, 6.850% due 6/1/08	2,768,625

	Total Textiles, Apparel & Luxury Goods	16,360,906

Trading Companies & Distributors — 0.3%
4,800,000	UAP Holding Corp., Senior Discount Notes, step bond to yield 9.359% due 7/15/12	4,182,000

Wireless Telecommunication Services — 2.9%
2,450,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	2,572,500
625,000	American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 9.454% due 8/1/08	492,188
	Centennial Communications Corp., Senior Notes:
2,550,000	10.250% due 1/1/13 (a)(e)	2,569,125
3,550,000	10.125% due 6/15/13	3,878,375
1,750,000	8.125% due 2/1/14	1,785,000
1,075,000	iPCS Inc., Senior Notes, 11.500% due 5/1/12	1,238,938
	Nextel Communications Inc., Senior Notes:
296,428	9.500% due 2/1/11	311,575
11,400,000	Series D, 7.375% due 8/1/15	12,040,019
775,000	Series E, 6.875% due 10/31/13	809,165
3,100,000	Rogers Wireless Communications Inc., Secured Notes, step bond to yield 7.500% due 3/15/15	3,363,500
	SBA Communications Corp.:
1,483,000	Senior Discount Notes, step bond to yield 7.489% due 12/15/11	1,382,897
574,000	Senior Notes, 8.500% due 12/1/12	640,010
3,725,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	4,144,062

	Total Wireless Telecommunication Services	35,227,354

	TOTAL CORPORATE BONDS & NOTES (Cost — $1,004,169,196)	995,888,839

See Notes to Financial Statements.

46         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

ASSET-BACKED SECURITIES — 0.0%
Credit Card — 0.0%
$137,208	First Consumers Master Trust, Series 2001-A, Class A, 4.679% due 9/15/08 (e)	$136,429

Diversified Financial Services — 0.0%
3,210,025	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (b)(c)(d)	0

	TOTAL ASSET-BACKED SECURITIES (Cost — $3,427,775)	136,429

CONVERTIBLE NOTE — 0.1%
Wireless Telecommunication Services — 0.1%
725,000	American Tower Corp., Notes, 5.000% due 2/15/10 (Cost — $391,999)	722,281

Shares
COMMON STOCKS — 1.2%
CONSUMER DISCRETIONARY — 0.5%
Household Durables — 0.0%
29,983	Mattress Discounters Corp. (b)(d)*	0

Media — 0.5%
	Liberty Global Inc.:
70,684	Class A Shares*	1,590,390
70,582	Series C Shares*	1,496,338
48,022	NTL Inc.*	3,269,338

	Total Media	6,356,066

	TOTAL CONSUMER DISCRETIONARY	6,356,066

INDUSTRIALS — 0.1%
Commercial Services & Supplies — 0.1%
172,414	Continental AFA Dispensing Co. (b)(d)*	948,277

Machinery — 0.0%
20	Glasstech Inc. (b)(d)	0

	TOTAL INDUSTRIALS	948,277

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
40,557	Axiohm Transaction Solutions Inc. (b)(d)*	0

MATERIALS — 0.1%
Chemicals — 0.1%
125,973	Applied Extrusion Technologies Inc., Class A Shares (f)*	976,291

TELECOMMUNICATION SERVICES — 0.5%
Diversified Telecommunication Services* — 0.1%
76,002	Telewest Global Inc.	1,810,368
10,212	World Access Inc., Senior Notes	8

	Total Diversified Telecommunication Services	1,810,376

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         47

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Wireless Telecommunication Services* — 0.4%
169,644	American Tower Corp., Class A Shares	$4,597,352

	TOTAL TELECOMMUNICATION SERVICES	6,407,728

	TOTAL COMMON STOCKS (Cost — $13,664,004)	14,688,362

CONVERTIBLE PREFERRED STOCKS — 0.4%
TELECOMMUNICATION SERVICES — 0.4%
Wireless Telecommunication Services — 0.4%
3,913	Alamosa Holdings Inc., Series B, 7.500% (Cost — $1,115,205)	5,366,190

ESCROWED SHARES (d)*— 0.0%
4,000,000	Breed Technologies Inc. (b)(c)	0
4,000,000	Imperial Holly Co.	0
2,000,000	Pillowtex Corp.	0
1,324,028	Vlasic Foods International Inc. (b)(c)	26,481

	TOTAL ESCROWED SHARES (Cost — $0)	26,481

PREFERRED STOCK — 0.3%
CONSUMER DISCRETIONARY — 0.3%
Auto Components — 0.0%
33,300	Delphi Trust I, Cumuiative Trust Preferred Securities, 8.250%	148,185

Media — 0.3%
2,957	Spanish Broadcasting System Inc., Series B, 10.750% (g)	3,200,952

	TOTAL CONSUMER DISCRETIONARY	3,349,137

FINANCIALS — 0.0%
Diversified Financial Services (b)* — 0.0%
	TCR Holdings Corp.:
9,787	Class B Shares	10
5,383	Class C Shares	6
14,191	Class D Shares	14
29,362	Class E Shares	29

	TOTAL FINANCIALS	59

INDUSTRIALS — 0.0%
Machinery — 0.0%
22	Glasstech Inc. (b)(d)	0

	TOTAL PREFERRED STOCK (Cost — $3,812,971)	3,349,196

See Notes to Financial Statements.

48         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount†		Security	Value

SOVEREIGN BONDS — 9.5%
Argentina — 0.4%
		Republic of Argentina:
3,850,000EUR		9.000% due 4/26/06	$1,253,772
1,474,375		4.005% due 8/3/12 (e)	1,296,611
4,958,113	ARS	5.830% due 12/31/33	1,787,950
14,061,495ARS		Series PGDP, zero coupon due 12/15/35 (e)	220,709

		Total Argentina	4,559,042

Brazil — 2.1%
		Federative Republic of Brazil:
750,000		7.875% due 3/7/15	800,438
1,610,000		12.250% due 3/6/30	2,330,475
9,910,000		Collective Action Securities, 8.000% due 1/15/18	10,700,322
4,125,664		DCB, Series L, 5.250% due 4/15/12 (e)	4,084,408
		FLIRB, Series L:
3,674,999		5.188% due 4/15/09 (a)(e)	3,665,812
1,723,077		5.188% due 4/15/09 (e)	1,718,770
2,120,719		NMB, Series L, 5.250% due 4/15/09 (e)	2,110,115

		Total Brazil	25,410,340

Bulgaria — 0.2%
1,525,000		Republic of Bulgaria, 8.250% due 1/15/15 (a)	1,845,250

Chile — 0.1%
1,200,000		Republic of Chile, 5.500% due 1/15/13	1,229,387

China — 0.0%
610,000		People’s Republic of China, Bonds, 4.750% due 10/29/13	601,105

Colombia — 0.5%
		Republic of Colombia:
700,000		10.500% due 7/9/10	827,050
1,960,000		10.750% due 1/15/13	2,440,200
80,000		8.125% due 5/21/24	86,600
2,155,000		10.375% due 1/28/33	2,849,987

		Total Colombia	6,203,837

Costa Rica — 0.0%
200,000		Republic of Costa Rica, 8.050% due 1/31/13 (a)	214,750

Ecuador — 0.1%
1,695,000		Republic of Ecuador, step bond to yield 10.962% due 8/15/30 (a)	1,546,688

El Salvador — 0.1%
835,000		Republic of El Salvador, 7.750% due 1/24/23	910,150

Malaysia — 0.1%
1,200,000		Federation of Malaysia, 8.750% due 6/1/09	1,343,787

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         49

Schedules of Investments (December 31, 2005) (continued)

Face Amount†	Security	Value

Mexico — 1.9%
	United Mexican States:
1,695,000	11.375% due 9/15/16	$2,500,125
7,050,000	Medium Term Notes, Series A, 8.000% due 9/24/22	8,715,562
	Series A, Notes:
4,975,000	6.375% due 1/16/13	5,298,375
3,856,000	5.875% due 1/15/14	4,000,600
2,725,000	6.625% due 3/3/15	2,990,688

	Total Mexico	23,505,350

Panama — 0.4%
	Republic of Panama:
190,000	9.625% due 2/8/11	222,775
1,175,000	7.250% due 3/15/15	1,253,138
2,550,000	9.375% due 4/1/29	3,216,187

	Total Panama	4,692,100

Peru — 0.6%
	Republic of Peru:
110,000	9.125% due 2/21/12	126,225
155,000	9.875% due 2/6/15	186,775
2,220,000	8.750% due 11/21/33	2,505,825
	Global Bonds:
535,000	8.375% due 5/3/16	589,838
700,000	7.350% due 7/21/25	692,125
3,792,500	PDI, 5.000% due 3/7/17 (e)	3,598,134

	Total Peru	7,698,922

Philippines — 0.4%
	Republic of the Philippines:
25,000	8.375% due 3/12/09	26,781
675,000	8.250% due 1/15/14	719,719
325,000	9.375% due 1/18/17	372,938
1,670,000	10.625% due 3/16/25	2,125,075
1,775,000	9.500% due 2/2/30	2,090,062

	Total Philippines	5,334,575

Poland — 0.1%
1,315,000	Republic of Poland, 5.250% due 1/15/14	1,340,117

Russia — 0.9%
	Russian Federation:
1,325,000	8.250% due 3/31/10 (a)	1,409,469
975,000	11.000% due 7/24/18 (a)	1,441,781
1,310,000	12.750% due 6/24/28 (a)	2,410,400
5,560,000	Step bond to yield 8.343% due 3/31/30 (a)	6,282,800

	Total Russia	11,544,450

See Notes to Financial Statements.

50         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount†	Security	Value

South Africa — 0.2%
	Republic of South Africa:
525,000	9.125% due 5/19/09	$589,969
1,200,000	6.500% due 6/2/14	1,299,000

	Total South Africa	1,888,969

Turkey — 0.7%
	Republic of Turkey:
450,000	11.750% due 6/15/10	552,375
1,700,000	7.250% due 3/15/15	1,793,500
1,575,000	7.000% due 6/5/20	1,596,656
3,105,000	11.875% due 1/15/30	4,781,700

	Total Turkey	8,724,231

Ukraine — 0.1%
1,310,000	Republic of Ukraine, 7.650% due 6/11/13 (a)	1,418,075

Uruguay — 0.1%
	Republic of Uruguay, Benchmark Bonds:
750,000	7.250% due 2/15/11	765,937
415,000	7.500% due 3/15/15	428,488

	Total Uruguay	1,194,425

Venezuela — 0.5%
	Bolivarian Republic of Venezuela:
2,225,000	7.650% due 4/21/25	2,277,844
2,645,000	Collective Action Security, 10.750% due 9/19/13	3,259,962
475,000	Par Bonds, Series A, 6.750% due 3/31/20	476,781

	Total Venezuela	6,014,587

	TOTAL SOVEREIGN BONDS (Cost — $104,885,471)	117,220,137

Warrants
WARRANTS* — 0.1%
613	American Tower Corp., Class A Shares, Expires 8/1/08 (a)	234,635
13,845	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20	401,505
2,240	Brown Jordan International Inc., Expires 8/15/07 (a)(b)	20
16,537,951	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (b)	203,632
1,250	Leap Wireless International Inc., Expires 4/15/10 (a)(b)(d)	0
3,500	Mattress Discounters Co., Expires 7/15/07 (a)(b)(d)	0
13,446	Pillowtex Corp., Expires 11/24/09 (b)(d)	13
2,500	UbiquiTel Inc., Expires 4/15/10 (a)(b)(d)	25
	United Mexican States:
25,000	Series XW05, Expires 11/9/06	86,250

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         51

Schedules of Investments (December 31, 2005) (continued)

Warrant	Security	Value

WARRANTS* — 0.1% (continued)
20,250	Series XW10, Expires 10/10/06	$86,063
15,000	Series XW20, Expires 9/1/06	100,500

	TOTAL WARRANTS (Cost — $491,731)	1,112,643

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,131,958,352)	1,138,510,558

Face Amount
SHORT-TERM INVESTMENTS — 7.2%
Repurchase Agreements — 6.6%
$31,209,000	Interest in $972,036,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity — $31,223,807; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $33,094,128)	31,209,000
25,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $25,011,806; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/05/06 to 11/15/15; Market value — $25,500,178)	25,000,000
25,000,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $25,011,806; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/05/07 to 10/06/25; Market value — $25,764,764)	25,000,000

	Total Repurchase Agreements (Cost — $81,209,000)	81,209,000

Shares
Securities Purchased from Securities Lending Collateral — 0.6%
7,878,097	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $7,878,097)	7,878,097

	TOTAL SHORT-TERM INVESTMENTS (Cost — $89,087,097)	89,087,097

	TOTAL INVESTMENTS — 99.6% (Cost — $1,221,045,449#)	1,227,597,655
	Other Assets in Excess of Liabilities — 0.4%	4,995,407

	TOTAL NET ASSETS — 100.0%	$1,232,593,062

*	Non-income producing security.
†	Face amount denominated in U.S. dollars unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(b)	Illiquid Security.
(c)	Security is currently in default.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

See Notes to Financial Statements.

52         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

(e)	Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.
(f)	All or a portion of this security is on loan (See Notes 1 and 3).
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principle.
#	Aggregate cost for federal income tax purposes is $1,226,539,949.

Abbreviations used in this schedule:
ARS	— Argentine Peso
DCB	— Debt Conversion Bond
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
NMB	— New Money Bond
PDI	— Past Due Interest

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         53

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS SHORT/INTERMEDIATE U.S. GOVERNMENT FUND

Face Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 58.7%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) — 14.5%
	FHLMC:
$1,059	11.750% due 7/1/15 (a)	$1,155
46,440	8.000% due 7/1/20 (a)	49,419
2,001,815	9.500% due 1/1/21 (a)	2,187,419
734,308	5.738% due 7/1/32 (a)(b)	738,280
2,372,809	5.000% due 8/1/33 (a)	2,306,192
	Gold:
3,623	7.500% due 5/1/07 (a)	3,696
376,007	6.000% due 7/1/10-7/1/29 (a)	381,111
80,241	7.000% due 5/1/11-8/1/11 (a)	83,243
1,423	8.250% due 4/1/17 (a)	1,524
12,081	8.000% due 12/1/19 (a)	12,870
10,700,000	5.000%, 30 year (c)(d)	10,358,937

	TOTAL FHLMC	16,123,846

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) — 36.1%
	FNMA:
2,673,514	6.000% due 9/1/11-1/1/33 (a)	2,718,948
43,641	12.500% due 9/20/15-1/15/16 (a)	48,500
66,145	12.000% due 1/1/16-1/15/16 (a)	73,156
823,564	8.500% due 8/1/19-10/1/30 (a)	891,687
1,197	11.500% due 9/1/19 (a)	1,317
13,489	10.500% due 8/1/20 (a)	15,363
6,000,000	5.500%, 15 year (c)(d)	6,037,500
12,000,000	5.500%, 30 year (c)(d)	11,883,744
266,910	6.500% due 9/1/24 (a)	274,026
256,498	7.000% due 1/1/25 (a)	268,465
28,339	7.500% due 7/1/30-9/1/30 (a)	29,708
10,700,000	5.000%, 30 year (c)(d)	10,368,963
3,000,000	6.000%, 30 year (c)(d)	3,028,125
4,500,000	6.500%, 30 year (c)(d)	4,616,721

	TOTAL FNMA	40,256,223

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) — 8.1%
	GNMA:
373,093	8.500% due 6/15/25 (a)	406,729
8,500,000	5.500%, 30 year (c)(d)	8,553,125

	TOTAL GNMA	8,959,854

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $65,572,158)	65,339,923

See Notes to Financial Statements.

54         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (a) — 2.5%
	FHLMC:
$121,832	Series 2525, Class AM, 4.500% due 4/15/32	$110,857
2,123,158	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23	344,590
1,711,777	Series 2670, Class IT, PAC IO, 5.000% due 12/15/09	26,660
3,659,022	Series 2686, Class QI, PAC IO, 5.500% due 1/15/23	143,921
	FNMA:
379,810	ACES, Series 1998-M4, Class C, 6.527% due 5/25/30	391,960
22	Grantor Trust, Series 1998-T1, Class A, 6,208.960% due 12/28/28 (b)	22
205,427	Series 2003-41, Class IA, IO, 5.000% due 3/25/09	581
948,891	Whole Loan, Series 2003-W19, Class 2A, 4.763% due 6/25/33 (b)	960,967
830,932	GNMA, Series 2003-79, Class PW, PAC, 5.500% due 5/20/09	837,595

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $2,817,235)	2,817,153

U.S. GOVERNMENT & AGENCY OBLIGATIONS (a) — 38.5%
U.S. Government Agencies — 2.2%
500,000	Federal Home Loan Bank (FHLB), Senior Notes, 5.800% due 9/2/08	512,854
2,000,000	FNMA, Notes, 5.827% due 2/17/09 (b)	1,949,600

	Total U.S. Government Agencies	2,462,454

U.S. Government Obligations — 36.3%
	U.S. Treasury Notes:
6,500,000	2.875% due 11/30/06	6,411,899
10,000,000	3.375% due 2/15/08	9,797,270
12,300,000	3.375% due 11/15/08	11,973,767
1,500,000	3.500% due 11/15/09	1,454,240
1,000,000	5.750% due 8/15/10 (e)	1,058,243
4,000,000	4.000% due 2/15/14	3,892,816
4,000,000	4.000% due 2/15/15	3,879,376
2,000,000	4.250% due 8/15/15	1,974,766

	Total U.S. Government Obligations	40,442,377

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $43,587,737)	42,904,831

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $111,977,130)	111,061,907

SHORT-TERM INVESTMENTS — 49.2%
U.S. Government Obligations (f) — 31.4%
	U.S. Treasury Bills:
9,000,000	3.525% due 1/12/06	8,990,334
4,000,000	3.530% due 1/12/06	3,995,661
4,000,000	3.535% due 1/12/06	3,995,698
14,000,000	3.555% due 1/12/06	13,984,835
4,000,000	3.560% due 1/12/06	3,995,691

	Total U.S. Government Obligations (Cost — $34,962,219)	34,962,219

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         55

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Repurchase Agreement — 17.8%
$19,852,000	Interest in $570,630,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America Securities LLC, 4.250% due 1/3/06; Proceeds at maturity — $19,861,375; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.500% due 1/30/06 to 8/7/28; Market value — $20,249,050) (Cost — $19,852,000) (a)	$19,852,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $54,814,219)	54,814,219

	TOTAL INVESTMENTS — 148.9% (Cost — $166,791,349#)	165,876,126
	Liabilities in Excess of Other Assets — (48.9)%	(54,498,502)

	TOTAL NET ASSETS — 100.0%	$111,377,624

(a)	All or a portion of this security is segregated for open futures contracts, to-be-announced (“TBA’s”), and mortgage dollar rolls.
(b)	Variable rate security. Coupon rates disclosed are those which are in effect at December 31, 2005.
(c)	This security is traded on a “to-be-announced” basis (See Note 1).
(d)	All or a portion of this security is acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(f)	Yield to maturity on date of purchase.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
IO	— Interest Only
PAC	— Planned Amortization Cost

See Notes to Financial Statements.

56         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS STRATEGIC BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 28.5%
Aerospace & Defense — 0.5%
$150,000	Alliant Techsystems Inc., Senior Subordinated Notes, 8.500% due 5/15/11	$158,250
255,000	Goodrich Corp., Notes, 7.500% due 4/15/08	267,868
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	264,375
	Sequa Corp., Senior Notes:
125,000	9.000% due 8/1/09	133,437
75,000	Series B, 8.875% due 4/1/08	78,563

	Total Aerospace & Defense	902,493

Airlines — 0.0%
43,250	Continental Airlines Inc., Pass-Through Certificates, Series 1998-IC, Class C, 6.541% due 9/15/08	41,107

Auto Components — 0.1%
36,000	Dura Operating Corp., Senior Notes, Series B, 8.625% due 4/15/12	29,880
201,000	TRW Automotive Inc., Senior Subordinated Notes, 9.375% due 2/15/13	218,587

	Total Auto Components	248,467

Automobiles — 0.7%
650,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08	633,130
	Ford Motor Co.:
	Debentures:
50,000	6.625% due 10/1/28	32,500
25,000	8.900% due 1/15/32	18,437
590,000	Notes, 7.450% due 7/16/31	404,150
	General Motors Corp., Senior Debentures:
50,000	8.250% due 7/15/23	32,375
250,000	8.375% due 7/15/33	166,250

	Total Automobiles	1,286,842

Building Products — 0.1%
325,000	Associated Materials, Inc., Senior Discount Notes, step bond to yield 16.644% due 3/1/14	160,875
75,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	72,750

	Total Building Products	233,625

Capital Markets — 0.1%
130,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	145,275

Chemicals — 1.1%
150,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	165,750
209,000	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09	216,837
175,000	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	187,250
200,000	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	224,750
125,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	139,688
150,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	162,562
75,000	PQ Corp., 7.500% due 2/15/13 (a)	70,125

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         57

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Chemicals — 1.1% (continued)
	Resolution Performance Products LLC:
$100,000	Secured Notes, 8.000% due 12/15/09	$102,500
125,000	Senior Subordinated Notes, 13.500% due 11/15/10	132,813
	Rhodia SA:
125,000	Senior Notes, 7.625% due 6/1/10	126,250
150,000	Senior Subordinated Notes, 8.875% due 6/1/11	154,500
162,000	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	174,150

	Total Chemicals	1,857,175

Commercial Banks — 1.0%
830,000	Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11 (b)	915,231
700,000	Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (a)(b)	906,133

	Total Commercial Banks	1,821,364

Commercial Services & Supplies — 0.4%
	Allied Waste North America Inc., Senior Notes:
100,000	7.250% due 3/15/15	101,500
	Series B:
25,000	8.500% due 12/1/08	26,375
150,000	9.250% due 9/1/12	163,125
150,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	158,250
	Cenveo Corp.:
25,000	Senior Notes, 9.625% due 3/15/12	27,125
125,000	Senior Subordinated Notes, 7.875% due 12/1/13	121,250
75,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	74,625

	Total Commercial Services & Supplies	672,250

Communications Equipment — 0.3%
500,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	431,250

Computers & Peripherals — 0.1%
150,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	158,250
50,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	52,000

	Total Computers & Peripherals	210,250

Consumer Finance — 0.4%
640,000	MBNA Corp., Notes, 4.625% due 9/15/08	635,754

Containers & Packaging — 0.6%
125,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	135,000
50,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	48,000
274,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	264,410
125,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	125,625
275,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08	279,812
25,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)	22,375
75,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	61,125
100,000	Tekni-Plex Inc., Senior Secured Notes, 8.750% due 11/15/13 (a)	88,500

	Total Containers & Packaging	1,024,847

See Notes to Financial Statements.

58         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Diversified Consumer Services — 0.0%
$50,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)	$51,188

Diversified Financial Services — 5.4%
143,000	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10	161,947
600,000	Capital One Bank, Notes, 5.750% due 9/15/10	614,936
800,000	CIT Group Inc., Senior Notes, 7.750% due 4/2/12 (b)	908,444
1,050,000	Countrywide Home Loans Inc., Medium-Term Notes, Series L, 4.000% due 3/22/11 (b)	989,126
600,000	EnCana Holdings Finance Corp., 5.800% due 5/1/14	626,449
	Ford Motor Credit Co., Notes:
35,000	6.625% due 6/16/08	31,764
725,000	7.875% due 6/15/10	653,010
	General Motors Acceptance Corp.:
30,000	Bonds, 8.000% due 11/1/31 (b)	28,813
	Notes:
15,000	7.250% due 3/2/11	13,801
650,000	6.875% due 9/15/11	593,440
325,000	6.750% due 12/1/14	292,848
950,000	HSBC Finance Corp., Notes, 5.250% due 4/15/15 (b)	943,077
650,000	International Lease Finance Corp., Notes, 5.875% due 5/1/13	673,643
315,553	Iowa Select Farm LP, Secured Notes, 6.500% due 12/1/12 (a)	157,777
700,000	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12	755,287
100,000	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	89,000
1,756,098	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.652% due 6/15/15 (a)	1,807,355
100,000	Vanguard Health Holdings Co. LLC, Senior Discount Notes, step bond to yield 9.945% due 10/1/15	73,500

	Total Diversified Financial Services	9,414,217

Diversified Telecommunication Services — 1.6%
200,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	211,250
50,000	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(d)	51,063
150,000	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.790% due 2/1/15 (a)	99,375
190,000	MCI Inc., Senior Notes, 8.735% due 5/1/14	210,662
	Qwest Communications International Inc., Senior Notes:
67,000	7.500% due 2/15/14	69,177
166,000	Series B, 7.500% due 2/15/14 (a)	171,395
	Qwest Corp.:
30,000	7.500% due 6/15/23	29,963
267,000	Debentures, 6.875% due 9/15/33	252,315
675,000	Telecom Italia Capital SA, Senior Notes, 5.250% due 10/1/15	656,846
945,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (b)	955,931

	Total Diversified Telecommunication Services	2,707,977

Electric Utilities — 1.4%
250,000	AES Corp., Senior Notes, 8.750% due 6/15/08	263,750
575,000	Appalachian Power Co., Bonds, Series H, 5.950% due 5/15/33 (b)	579,533

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         59

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Electric Utilities — 1.4% (continued)
	Edison Mission Energy, Senior Notes:
$150,000	7.730% due 6/15/09	$155,625
175,000	9.875% due 4/15/11	204,969
625,000	Entergy Gulf States Inc., First Mortgage Bonds, 6.200% due 7/1/33	603,807
250,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31 (c)	328,125
	Reliant Energy Inc., Senior Secured Notes:
25,000	9.250% due 7/15/10	25,125
250,000	9.500% due 7/15/13	251,875

	Total Electric Utilities	2,412,809

Electronic Equipment & Instruments — 0.1%
250,000	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	219,375

Energy Equipment & Services — 0.0%
66,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)	68,310

Food & Staples Retailing — 0.3%
550,000	Safeway Inc., Senior Debentures, 7.250% due 2/1/31	595,272

Food Products — 0.8%
75,000	Doane Pet Care Co., Senior Notes, 10.750% due 3/1/10	81,938
	Dole Food Co. Inc., Senior Notes:
100,000	7.250% due 6/15/10	97,500
50,000	8.875% due 3/15/11	51,500
865,000	Kraft Foods Inc., Senior Notes, 5.625% due 11/1/11 (b)	888,583
150,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	143,625
112,000	United Agri Products Inc., Senior Notes, 8.250% due 12/15/11	118,160

	Total Food Products	1,381,306

Health Care Equipment & Supplies — 0.2%
250,000	Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12	263,750

Health Care Providers & Services — 1.0%
125,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	133,125
75,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	73,406
75,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	76,313
125,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	133,281
125,000	HCA Inc., Notes, 6.375% due 1/15/15	126,979
655,000	Humana Inc., Senior Notes, 6.300% due 8/1/18	691,405
150,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	158,250
75,000	Omnicare Inc., 6.875% due 12/15/15	76,500
	Tenet Healthcare Corp., Senior Notes:
150,000	7.375% due 2/1/13	139,125
25,000	9.875% due 7/1/14	25,438
50,000	9.250% due 2/1/15 (a)	49,875
100,000	6.875% due 11/15/31	81,000

	Total Health Care Providers & Services	1,764,697

See Notes to Financial Statements.

60         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Hotels, Restaurants & Leisure — 1.1%
$25,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	$27,094
75,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	73,313
100,000	Chumash Casino & Resort Enterprise, Senior Notes, 9.520% due 7/15/10 (a)	106,750
200,000	Cinemark Inc., Senior Discount Notes, step bond to yield 16.644% due 3/15/14	149,000
150,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	147,750
150,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	150,000
100,000	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12 (e)	84,250
125,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	120,937
275,000	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	280,156
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14	77,156
75,000	6.875% due 2/15/15	75,937
75,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	74,063
125,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	129,844
75,000	Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12	74,156
	Six Flags Inc., Senior Notes:
25,000	9.750% due 4/15/13	24,656
50,000	9.625% due 6/1/14	48,875
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	284,625

	Total Hotels, Restaurants & Leisure	1,928,562

Household Durables — 0.3%
16,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	15,600
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(f)(g)	0
125,000	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	88,125
100,000	Interface Inc., Senior Notes, 7.300% due 4/1/08	101,500
100,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	103,500
163,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	177,059

	Total Household Durables	485,784

Independent Power Producers & Energy Traders — 0.8%
25,000	AES Corp., Senior Notes, 7.750% due 3/1/14	26,344
75,000	Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(c)	61,875
100,000	Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (c)	102,000
625,000	Duke Energy Corp., Senior Notes, 4.200% due 10/1/08	611,652
	Dynegy Holdings Inc.:
375,000	Second Priority Senior Secured Notes, 9.875% due 7/15/10 (a)	412,969
25,000	Senior Debentures, 7.125% due 5/15/18	22,375
210,000	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	235,200

	Total Independent Power Producers & Energy Traders	1,472,415

Industrial Conglomerates — 0.4%
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(f)(g)	0
625,000	Tyco International Group SA, Notes, 6.125% due 11/1/08	638,394

	Total Industrial Conglomerates	638,394

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         61

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

IT Services — 0.1%
$125,000	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	$130,938

Machinery — 0.3%
25,000	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	26,875
125,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	133,437
125,000	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	133,750
	Terex Corp., Senior Subordinated Notes:
36,000	7.375% due 1/15/14	35,820
225,000	Series B, 10.375% due 4/1/11	239,625

	Total Machinery	569,507

Media — 2.3%
150,000	Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (b)(d)	152,250
150,000	Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14	154,875
131,473	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	134,924
	CCHI Holdings, LLC:
100,000	Senior Accreting Notes, step bond to yield 23.364% due 1/15/15 (a)	47,750
572,375	Senior Secured Notes, 22.588% due 10/1/15 (a)	483,657
525,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	608,515
	CSC Holdings Inc.:
50,000	Debentures, Series B, 8.125% due 8/15/09	50,750
	Senior Notes:
100,000	7.000% due 4/15/12 (a)	95,000
25,000	Series B, 8.125% due 7/15/09	25,375
25,000	Dex Media Inc., Discount Notes, step bond to yield 8.554% due 11/15/13	20,000
244,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	272,060
179,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	193,320
75,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	64,125
225,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	245,813
200,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	196,250
250,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	283,125
150,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	159,000
25,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	28,125
525,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (b)	586,399
125,000	Vertis Inc., Senior Secured Notes, 9.750% due 4/1/09	130,156

	Total Media	3,931,469

Metals & Mining — 0.2%
125,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	137,187
50,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13	55,000

See Notes to Financial Statements.

62         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Metals & Mining — 0.2% (continued)
$150,000	Novelis Inc., Senior Notes, 7.500% due 2/15/15 (a)	$140,625
500,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (c)(f)(g)	0

	Total Metals & Mining	332,812

Multi-Utilities — 0.5%
900,000	United Utilities PLC, Notes, 4.550% due 6/19/18 (b)	822,014

Multiline Retail — 0.1%
75,000	Harry & David Operations, 9.000% due 3/1/13	75,562
50,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	51,063

	Total Multiline Retail	126,625

Oil, Gas & Consumable Fuels — 2.2%
200,000	Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16	203,500
179,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	195,110
500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (c)(f)(g)	0
475,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	520,191
500,000	El Paso Corp., Medium-Term Notes, 7.375% due 12/15/12	505,000
200,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	219,500
350,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (a)	444,500
75,000	Massey Energy Co., 6.625% due 11/15/10	76,594
150,000	Plains Exploration & Production Co., Senior Notes, 7.125% due 6/15/14	156,000
200,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	207,500
595,000	Valero Energy Corp., Notes, 4.750% due 6/15/13	578,406
125,000	Vintage Petroleum Inc., Senior Subordinated Notes, 7.875% due 5/15/11	131,250
	Williams Cos. Inc.:
	Notes:
350,000	7.875% due 9/1/21	380,625
75,000	8.750% due 3/15/32	87,375
50,000	Senior Notes, 7.625% due 7/15/19	53,875

	Total Oil, Gas & Consumable Fuels	3,759,426

Paper & Forest Products — 0.2%
	Buckeye Technologies Inc., Senior Subordinated Notes:
225,000	9.250% due 9/15/08	226,125
75,000	8.000% due 10/15/10	71,625

	Total Paper & Forest Products	297,750

Pharmaceuticals — 0.5%
900,000	Wyeth, Notes, 5.500% due 3/15/13 (b)	913,737

Real Estate — 0.9%
575,000	Boston Properties LP, Senior Notes, 6.250% due 1/15/13	604,061
	Host Marriott LP, Senior Notes:
175,000	7.125% due 11/1/13	182,875

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         63

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Real Estate — 0.9% (continued)
$100,000	Series I, 9.500% due 1/15/07	$104,000
600,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	581,826
25,000	MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11	27,375
100,000	MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09	105,875

	Total Real Estate	1,606,012

Road & Rail — 0.2%
59,000	Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	62,393
270,000	Union Pacific Corp., Notes, 3.625% due 6/1/10	254,937

	Total Road & Rail	317,330

Semiconductors & Semiconductor Equipment — 0.1%
	Amkor Technology Inc.:
	Senior Notes:
25,000	9.250% due 2/15/08	24,375
36,000	7.750% due 5/15/13	31,500
150,000	Senior Subordinated Notes, 10.500% due 5/1/09	138,750

	Total Semiconductors & Semiconductor Equipment	194,625

Specialty Retail — 0.5%
370,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (c)(f)(g)	0
130,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	143,000
500,000	Limited Brands Inc., Debentures, 6.950% due 3/1/33	507,615
200,000	PETCO Animal Supplies Inc., Senior Subordinated Notes, 10.750% due 11/1/11	217,500

	Total Specialty Retail	868,115

Textiles, Apparel & Luxury Goods — 0.2%
	Levi Strauss & Co., Senior Notes:
25,000	8.804% due 4/1/12 (d)	25,313
150,000	9.750% due 1/15/15	156,750
50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	51,187
250,000	Simmons Co., Senior Discount Notes, step bond to yield 13.736% due 12/15/14 (a)	136,250

	Total Textiles, Apparel & Luxury Goods	369,500

Thrifts & Mortgage Finance — 0.3%
625,000	Independence Community Bank Corp., Notes, 3.500% due 6/20/13 (d)	602,129

Wireless Telecommunication Services — 1.1%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	26,250
50,000	Centennial Communication, 10.000% due 1/1/13 (a)	50,750
150,000	Centennial Communications Corp., Senior Notes, 8.125% due 2/1/14	153,000
450,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31 (b)	597,944
375,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	396,053
	SBA Communications Corp.:
97,000	Senior Discount Notes, step bond to yield 7.489% due 12/15/11	90,453

See Notes to Financial Statements.

64         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Wireless Telecommunication Services — 1.1% (continued)
$25,000	Senior Notes, 8.500% due 12/1/12	$27,875
525,000	Sprint Capital Corp., Notes, 8.375% due 3/15/12	609,206

	Total Wireless Telecommunication Services	1,951,531

	TOTAL CORPORATE BONDS & NOTES (Cost — $51,086,098)	49,708,275

ASSET-BACKED SECURITIES — 3.9%
Credit Card — 0.5%
83,954	First Consumers Master Trust, Series 2001-A, Class A, 4.680% due 9/15/08 (d)	83,478
770,000	Metris Master Trust, Series 2001-2, Class B, 5.450% due 11/20/09 (d)	771,651

	Total Credit Card	855,129

Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (c)(f)(g)	0

Home Equity — 3.0%
490,000	Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 5.579% due 11/25/34 (d)	498,657
879,943	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 5.579% due 8/25/32 (b)(d)	884,752
500,000	Asset-Backed Securities Corp., Home Loan Equity Trust, Series 2003-HE2, Class M2, 6.269% due 4/15/33 (b)(d)	504,377
	Bear Stearns Asset-Backed Securities NIM Trust:
1,254	Series 2003-HE1N, Class N1, 6.500% due 1/25/34 (a)	1,254
65,592	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (a)	65,318
96,010	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (a)	95,659
	Countrywide Asset-Backed Certificates:
650,000	Series 2004-05, Class M4, 5.629% due 6/25/34 (d)	659,610
89,750	Series 2004-05N, Class N1, 5.500% due 10/25/35 (a)	89,503
455,014	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29	470,332
235,129	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (a)	233,174
	Novastar Home Equity Loan:
220,000	Series 2003-04, Class M2, 6.004% due 2/25/34 (d)	223,865
490,000	Series 2004-01, Class M4, 5.354% due 6/25/34 (d)	492,208
330,000	Series 2005-2, Class M11, 7.379% due 10/25/35 (d)	292,006
270,000	Option One Mortgage Loan Trust, Series 2004-2, Class M7, 7.879% due 5/25/34 (d)	261,265
145,345	Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 5.479% due 4/25/32 (d)	145,871
	Sail NIM Notes:
12,269	Series 2003-003, Class A, 7.750% due 4/27/33 (a)	12,227
72,165	Series 2004-002A, Class A, 5.500% due 3/27/34 (a)	72,084
59,558	Series 2004-004A, Class A, 5.000% due 4/27/34 (a)	59,523
117,910	Series 2004-011A, Class A2, 4.750% due 1/27/35 (a)	117,308
128,437	Series 2004-11A, Class B, 7.500% due 1/27/35 (a)	126,092

	Total Home Equity	5,305,085

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         65

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Manufactured Housing — 0.4%
$646,155	Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35	$675,873

Other — 0.0%
1,073,149	Varick Structured Asset Fund Ltd., Series 1A, Class B1, 5.630% due 11/1/35 (a)(d)(f)(g)	10,732

	TOTAL ASSET-BACKED SECURITIES (Cost — $7,837,339)	6,846,819

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.5%
675,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32	764,450
	Commercial Mortgage Pass-Through Certificates:
776,310	Series 2001-J2A, Class A1, 5.447% due 7/16/34 (a)	785,764
252,262	Series 2003-FL9, Class E, 5.369% due 11/15/15 (a)(d)	253,589
183,017	FHLMC, Series 1103, Class N, IO, 1,156.500% due 6/15/21	3,862
7,213	FNMA, Series 1989-17, Class E, 10.400% due 4/25/19	7,923
16,150,920	First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.526% due 5/17/32 (d)	447,099
1,074,999	Merit Securities Corp., Series 11PA, Class B2, 5.880% due 9/28/32 (a)(d)	1,049,126
1,116,955	Structured Asset Mortgage Investments Inc., Series 2005-AR3, Class 2A1, 5.559% due 8/25/35 (b)(d)	1,137,901

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,327,438)	4,449,714

Shares
COMMON STOCKS — 1.4%
CONSUMER DISCRETIONARY — 0.5%
Household Durables — 0.0%
2,998	Mattress Discounters Corp. (f)(g)*	0

Media — 0.5%
	Liberty Global Inc.:
4,846	Class A Shares*	109,035
4,846	Series C Shares*	102,735
8,056	NTL Inc.*	548,453

	Total Media	760,223

	TOTAL CONSUMER DISCRETIONARY	760,223

INDUSTRIALS — 0.0%
Commercial Services & Supplies — 0.0%
8,621	Continental AFA Dispensing Co. (f)(g)*	47,415

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
2,433	Axiohm Transaction Solutions Inc. (f)(g)*	0

See Notes to Financial Statements.

66         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 0.9%
Diversified Telecommunication Services — 0.3%
19,691	Telewest Global Inc.*	$469,040

Wireless Telecommunication Services — 0.6%
41,816	American Tower Corp., Class A Shares (b)*	1,133,213

	TOTAL TELECOMMUNICATION SERVICES	1,602,253

	TOTAL COMMON STOCKS (Cost — $1,269,239)	2,409,891

CONVERTIBLE PREFERRED STOCKS — 0.2%
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
275	Alamosa Holdings Inc., Series B, 7.500% due 7/31/13 (Cost — $78,375)	377,128

ESCROWED SHARES (g) — 0.0%
500,000	Breed Technologies Inc. (c)(f)*	0
375,000	Imperial Holly Co.*	0
375,000	Pillowtex Corp.*	0
211,844	Vlasic Foods International Inc. (c)(f)*	4,237

	TOTAL ESCROWED SHARES (Cost — $0)	4,237

MORTGAGE-BACKED SECURITIES — 38.1%
FHLMC — 7.1%
	FHLMC:
4,150,000	6.000%, 30 year (h)(i)	4,191,500
	Gold:
949	6.000% due 10/1/10	968
146,444	7.000% due 7/1/11-8/1/30	153,664
8,250,000	5.000%, 30 year (h)(i)	7,987,031

	TOTAL FHLMC	12,333,163

FNMA — 31.0%
	FNMA:
5,000,000	4.000%, 30 year (h)(i)	4,775,000
38,998	6.500% due 2/1/26-3/1/26	40,198
8,805	8.000% due 2/1/31	9,409
6,000,000	4.500%, 30 year (h)(i)	5,651,250
27,500,000	5.000%, 30 year (h)(i)	26,649,205
7,500,000	5.500%, 30 year (h)(i)	7,427,340
6,000,000	6.000%, 30 year (h)(i)	6,056,250
3,500,000	6.500%, 30 year (h)(i)	3,590,783

	TOTAL FNMA	54,199,435

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $67,685,403)	66,532,598

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         67

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

PREFERRED STOCK (f) — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
	TCR Holdings Corp.:
841	Class B Shares	$1
462	Class C Shares	0
1,218	Class D Shares	1
2,521	Class E Shares	3

	TOTAL PREFERRED STOCK (Cost — $300)	5

Face Amount†
SOVEREIGN BONDS — 5.4%
Argentina — 0.2%
	Republic of Argentina:
392,362ARS	5.830% due 12/31/33	141,490
147,885	Discount Notes, 8.280% due 12/31/33	124,593
411,637	Series GDP, zero coupon due 12/15/35 (d)	21,817
1,112,759ARS	Series PGDP, zero coupon due 12/15/35 (d)	17,466

	Total Argentina	305,366

Brazil — 1.2%
	Federative Republic of Brazil:
550,000	8.750% due 2/4/25	609,125
941,000	Collective Action Securities, 8.000% due 1/15/18 (b)	1,016,045
489,421	DCB, Series L, 5.250% due 4/15/12 (b)(d)	484,526

	Total Brazil	2,109,696

Bulgaria — 0.1%
75,000	Republic of Bulgaria, 8.250% due 1/15/15 (a)	90,750

Colombia — 0.3%
	Republic of Colombia:
100,000	10.000% due 1/23/12	119,100
100,000	10.750% due 1/15/13	124,500
200,000	8.125% due 5/21/24	216,500

	Total Colombia	460,100

Ecuador — 0.1%
150,000	Republic of Ecuador, step bond to yield 10.962% due 8/15/30 (a)	136,875

Italy — 0.3%
550,000	Region of Lombardy, 5.804% due 10/25/32 (b)	595,104

Mexico — 1.4%
775,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	844,373
	United Mexican States:
450,000	8.125% due 12/30/19	553,500

See Notes to Financial Statements.

68         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount†	Security	Value

Mexico — 1.4% (continued)
	Series A, Notes:
475,000	6.375% due 1/16/13	$505,875
550,000	5.875% due 1/15/14 (b)	570,625

	Total Mexico	2,474,373

Panama — 0.1%
185,000	Republic of Panama, 9.375% due 1/16/23	232,637

Peru — 0.2%
	Republic of Peru:
75,000	9.875% due 2/6/15	90,375
50,000	8.750% due 11/21/33	56,437
49,000	FLIRB, 5.000% due 3/7/17	46,060
143,500	PDI, 5.000% due 3/7/17 (d)	136,146

	Total Peru	329,018

Philippines — 0.4%
	Republic of the Philippines:
75,000	8.375% due 3/12/09	80,344
125,000	8.875% due 3/17/15	138,594
175,000	9.875% due 1/15/19	208,031
150,000	10.625% due 3/16/25	190,875

	Total Philippines	617,844

Russia — 0.4%
515,000	Russian Federation, 11.000% due 7/24/18 (a)	761,556

South Africa — 0.0%
50,000	Republic of South Africa, 6.500% due 6/2/14	54,125

Turkey — 0.4%
	Republic of Turkey:
100,000	9.000% due 6/30/11	114,250
165,000	11.500% due 1/23/12	209,756
125,000	7.375% due 2/5/25	129,375
175,000	11.875% due 1/15/30	269,500

	Total Turkey	722,881

Ukraine — 0.0%
75,000	Republic of Ukraine, 7.650% due 6/11/13 (a)	81,188

Venezuela — 0.3%
	Bolivarian Republic of Venezuela, Collective Action Security:
275,000	10.750% due 9/19/13	338,937
150,000	9.375% due 1/13/34	178,125

	Total Venezuela	517,062

	TOTAL SOVEREIGN BONDS (Cost — $8,754,943)	9,488,575

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         69

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 17.0%
U.S. Government Obligations — 17.0%
	U.S. Treasury Notes:
$3,800,000	6.500% due 2/15/10	$4,100,291
3,900,000	4.000% due 4/15/10	3,844,550
3,700,000	3.875% due 5/15/10	3,631,062
2,000,000	4.125% due 8/15/10	1,980,938
1,000,000	5.750% due 8/15/10 (b)(j)	1,058,243
6,850,000	5.000% due 2/15/11	7,057,377
1,270,000	4.250% due 11/15/14	1,255,613
332,000	4.125% due 5/15/15	324,828
6,500,000	4.250% due 8/15/15	6,417,990

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $29,842,090)	29,670,892

Warrant
WARRANTS — 0.1%
200	American Tower Corp., Class A Shares, Expires 8/1/08 (a)*	76,553
250	Brown Jordan International Inc., Expires 8/15/07 (a)(f)(g)*	2
803,905	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (f)*	9,898
200	Leap Wireless International Inc., Expires 4/15/10 (a)(f)(g)*	0
500	Mattress Discounters Co., Expires 7/15/07 (a)(f)(g)*	0
2,521	Pillowtex Corp., Expires 11/24/09 (f)(g)*	3
2,000	United Mexican States, Series XW10, Expires 10/10/06*	8,500

	TOTAL WARRANTS (Cost — $37,371)	94,956

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $170,918,596)	169,583,090

Face Amount
SHORT-TERM INVESTMENTS — 40.4%
Commercial Paper (b)(k) — 23.0%
$4,800,000	Beethoven Funding Corp., 4.346% due 1/11/06	4,794,227
4,800,000	Belmont Funding LLC, 4.346% due 1/12/06	4,793,649
4,800,000	Berkeley Square Finance LLC, 4.345% due 1/11/06	4,794,227
2,415,000	Daimlerchrysler North America Holdings Corp., 4.466% due 1/11/06	2,412,015
4,800,000	Ebury Finance LLC, 4.346% due 1/12/06	4,793,649
2,400,000	Four Winds Funding Corp., 4.397% due 1/12/06	2,396,788
4,000,000	Hannover Funding Co. LLC, 4.345% due 1/11/06	3,995,189
4,800,000	Mica Funding LLC, 4.346% due 1/12/06	4,793,649
4,800,000	Polonius Inc., 4.336% due 1/11/06	4,794,240
2,658,000	Tasman Funding Inc., 4.336% due 1/12/06	2,654,492

	Total Commercial Paper (Cost — $40,222,125)	40,222,125

See Notes to Financial Statements.

70         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Repurchase Agreements — 17.3%
$6,000,000	Interest in $570,630,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America Securities LLC, 4.250% due 1/3/06; Proceeds at maturity — $6,002,833; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.500% due 1/30/06 to 8/7/28; Market value — $6,120,003) (b)	$6,000,000
6,000,000	Interest in $972,036,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity — $6,002,847; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $6,362,420) (b)	6,000,000
6,258,000	Interest in $405,369,000 joint tri-party repurchase agreement dated 12/30/05 with Greenwich Capital Markets Inc., 4.280% due 1/3/06; Proceeds at maturity — $6,260,976; (Fully collateralized by various U.S. government obligations, 0.000% to 9.375% due 1/11/06 to 11/15/30; Market value — $6,383,191) (b)	6,258,000
6,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $6,002,833 (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $6,120,042) (b)	6,000,000
6,000,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $6,002,833; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market value — $6,183,543) (b)	6,000,000

	Total Repurchase Agreements (Cost — $30,258,000)	30,258,000

Shares
Securities Purchased from Securities Lending Collateral — 0.1%
91,250	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $91,250)	91,250

	TOTAL SHORT-TERM INVESTMENTS (Cost — $70,571,375)	70,571,375

	TOTAL INVESTMENTS — 137.5% (Cost — $241,489,971#)	240,154,465
	Liabilities in Excess of Other Assets — (37.5)%	(65,478,088)

	TOTAL NET ASSETS — 100.0%	$174,676,377

*	Non-income producing security.
†	Face amount denominated in U.S. dollars unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(b)	All or a portion of this security is segregated for open futures contracts, to-be-announced (“TBA’s”), and mortgage dollar rolls.
(c)	Security is currently in default.
(d)	Variable rate security. Coupon rates disclosed are those which are in effect at December 31, 2005.
(e)	All or a portion of this security is on loan (See Notes 1 and 3).
(f)	Illiquid Security.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(h)	This security is traded on a “to-be-announced” basis (See Note 1).
(i)	All or a portion of this security is acquired under mortgage dollar roll agreement (See Notes 1 and 3).

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         71

Schedules of Investments (December 31, 2005) (continued)

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Yield to maturity on date of purchase.
#	Aggregate cost for federal income tax purposes is $241,492,950.

Abbreviations used in this schedule:
DCB	— Debt Conversion Bond
FHLMC	— Federal Home Loan Mortgage Association
FNMA	— Federal National Mortgage Association
FLIRB	— Front-Loaded Interest Reduction Bonds
GDP	— Gross Domestic Product
IO	— Interest Only
NIM	— Net Interest Margin
PDI	— Past Due Interest

See Notes to Financial Statements.

72         Salomon Brothers Investment Series 2005 Annual Report

Statements of Assets and Liabilities (December 31, 2005)

	Salomon Brothers

	High Yield Bond Fund	Short/ Intermediate U.S. Government Fund	Strategic Bond Fund
ASSETS:
Investments, at cost	$1,139,836,449	$146,939,349	$211,231,971
Repurchase agreements, at cost	81,209,000	19,852,000	30,258,000

Investments, at value	$1,146,388,655	$146,024,126	$209,896,465
Repurchase agreements, at value	81,209,000	19,852,000	30,258,000
Cash	1,271,514	559	23,511
Dividends and interest receivable	23,829,022	631,950	1,739,024
Receivable for Fund shares sold	3,658,306	219,389	990,209
Receivable for securities sold	493,593	—	—
Prepaid expenses	68,639	38,092	40,452
Principal paydown receivable	—	68,054	—
Receivable from broker — variation margin on open futures contracts	—	2,688	—

Total Assets	1,256,918,729	166,836,858	242,947,661

LIABILITIES:
Payable for Fund shares repurchased	8,784,302	552,297	1,417,602
Payable for loaned securities collateral	7,878,097	—	91,250
Payable for securities purchased	4,598,310	54,600,170	66,042,685
Dividend payable	993,585	147,086	323,186
Management fee payable	831,154	7,089	96,249
Distribution fees payable	413,421	43,405	93,314
Directors’ fees payable	2,810	1,436	3,051
Deferred dollar roll income	—	21,062	19,397
Payable to broker — variation margin on open futures contracts	—	—	3,265
Accrued expenses	823,988	86,689	181,285

Total Liabilities	24,325,667	55,459,234	68,271,284

Total Net Assets	$1,232,593,062	$111,377,624	$174,676,377

NET ASSETS:
Par value (Note 7)	$147,153	$11,163	$18,219
Paid-in capital in excess of par value	1,307,053,035	116,023,027	178,177,186
Undistributed (overdistributed) net investment income	340,243	(17,914)	1,113
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(81,499,575)	(3,725,172)	(2,214,716)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	6,552,206	(913,480)	(1,305,425)

Total Net Assets	$1,232,593,062	$111,377,624	$174,676,377

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         73

Statements of Assets and Liabilities (December 31, 2005) (continued)

	Salomon Brothers

	High Yield Bond Fund	Short/ Intermediate U.S. Government Fund	Strategic Bond Fund
Shares Outstanding:
Class A	82,936,868	5,163,179	7,366,255

Class B	16,091,758	2,510,559	5,746,010

Class C	27,851,037	3,365,015	5,033,914

Class O	12,206,553	123,826	32,471

Class Y	8,066,421	—	40,704

Net Asset Value:
Class A*	$8.36	$9.93	$9.52

Class B (and offering price)*	$8.40	$9.98	$9.61

Class C (and offering price)*	$8.44	$10.05	$9.66

Class O (offering price and redemption price)	$8.35	$9.95	$9.40

Class Y (offering price and redemption price)	$8.34	—	$9.39

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%, 2.00% and 4.50%, respectively)	$8.75	$10.13	$9.97

*	Redemption price per share is equal to net asset value less any applicable CDSC.

See Notes to Financial Statements.

74         Salomon Brothers Investment Series 2005 Annual Report

Statements of Operations (For the year ended December 31, 2005)

	Salomon Brothers

	High Yield Bond Fund	Short/ Intermediate U.S. Government Fund	Strategic Bond Fund
INVESTMENT INCOME:
Interest	$159,923,180	$5,141,332	$10,361,492
Income from securities lending	1,321,372	42,688	44,138
Dividends	1,042,539	—	14,803

Total Investment Income	162,287,091	5,184,020	10,420,433

EXPENSES:
Management fee (Note 2)	16,015,064	695,050	1,354,064
Distribution fees (Notes 2 and 5)	7,212,342	581,400	1,211,826
Transfer agent fees (Note 5)	2,032,903	178,118	253,157
Shareholder reports (Note 5)	565,772	54,584	86,116
Administration fees (Note 2)	452,703	44,746	70,982
Custody fees	302,697	30,372	82,004
Registration fees	123,123	44,707	60,491
Audit and tax	42,944	31,138	38,687
Directors’ fees	39,851	6,670	11,240
Insurance	18,158	4,195	3,186
Legal fees	5,480	25,718	26,987
Miscellaneous expenses	88,912	1,591	12,118

Total Expenses	26,899,949	1,698,289	3,210,858
Less: Management fee waiver and expense reimbursements (Note 2)	—	(466,586)	—

Net Expenses	26,899,949	1,231,703	3,210,858

Net Investment Income	135,387,142	3,952,317	7,209,575

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	48,256,691	(256,887)	2,488,467
Futures contracts	—	(550,466)	208,748
Swap contracts	255,791	—	—
Foreign currency transactions	(560,661)	—	1,061,806

Net Realized Gain (Loss)	47,951,821	(807,353)	3,759,021

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(116,462,664)	(2,358,956)	(7,303,759)
Futures contracts	—	27,410	(105,958)
Foreign currencies	—	—	92,436

Change in Net Unrealized Appreciation/Depreciation	(116,462,664)	(2,331,546)	(7,317,281)

Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currencies	(68,510,843)	(3,138,899)	(3,558,260)

Increase in Net Assets From Operations	$66,876,299	$813,418	$3,651,315

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         75

Statements of Changes in Net Assets (For the years ended December 31,)

Salomon Brothers High Yield Bond Fund	2005	2004
OPERATIONS:
Net investment income	$135,387,142	$134,097,240
Net realized gain	47,951,821	33,043,061
Change in net unrealized appreciation/depreciation	(116,462,664)	37,742,602

Increase in Net Assets From Operations	66,876,299	204,882,903

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(136,576,485)	(131,671,304)

Decrease in Net Assets From Distributions to Shareholders	(136,576,485)	(131,671,304)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	624,456,228	666,381,619
Reinvestment of distributions	124,743,342	120,048,515
Cost of shares repurchased	(1,640,326,345)	(473,229,392)

Increase (Decrease) in Net Assets From Fund Share Transactions	(891,126,775)	313,200,742

Increase (Decrease) in Net Assets	(960,826,961)	386,412,341
NET ASSETS:
Beginning of year	2,193,420,023	1,807,007,682

End of year*	$1,232,593,062	$2,193,420,023

* Includes undistributed net investment income of:	$340,243	$1,353,591

See Notes to Financial Statements.

76         Salomon Brothers Investment Series 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers Short/Intermediate U.S. Government Fund	2005	2004
OPERATIONS:
Net investment income	$3,952,317	$3,856,079
Net realized loss	(807,353)	(917,222)
Change in net unrealized appreciation/depreciation	(2,331,546)	(505,494)

Increase in Net Assets From Operations	813,418	2,433,363

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(4,231,829)	(4,140,052)

Decrease in Net Assets From Distributions to Shareholders	(4,231,829)	(4,140,052)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	56,450,386	52,659,877
Reinvestment of distributions	3,275,587	3,513,542
Cost of shares repurchased	(67,589,402)	(69,443,426)

Decrease in Net Assets From Fund Share Transactions	(7,863,429)	(13,270,007)

Decrease in Net Assets	(11,281,840)	(14,976,696)
NET ASSETS:
Beginning of year	122,659,464	137,636,160

End of year*	$111,377,624	$122,659,464

* Includes undistributed (overdistributed) net investment income of:	$(17,914)	$48,104

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         77

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers Strategic Bond Fund	2005	2004
OPERATIONS:
Net investment income	$7,209,575	$7,863,857
Net realized gain	3,759,021	4,460,364
Change in net unrealized appreciation/depreciation	(7,317,281)	(2,284,165)

Increase in Net Assets From Operations	3,651,315	10,040,056

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(7,931,346)	(8,043,797)

Decrease in Net Assets From Distributions to Shareholders	(7,931,346)	(8,043,797)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	38,437,484	51,055,902
Reinvestment of distributions	6,163,660	6,016,516
Cost of shares repurchased	(55,918,539)	(66,333,950)

Decrease in Net Assets From Fund Share Transactions	(11,317,395)	(9,261,532)

Decrease in Net Assets	(15,597,426)	(7,265,273)
NET ASSETS:
Beginning of year	190,273,803	197,539,076

End of year*	$174,676,377	$190,273,803

* Includes undistributed net investment income of:	$1,113	$55,119

See Notes to Financial Statements.

78         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares(1)

Salomon Brothers High Yield Bond Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.59	$8.29	$7.23	$7.52	$8.10

Income (Loss) From Operations:
Net investment income	0.56	0.58	0.59	0.64	0.80
Net realized and unrealized gain (loss)	(0.22)	0.29	1.07	(0.19)	(0.47)

Total Income From Operations	0.34	0.87	1.66	0.45	0.33

Less Distributions From:
Net investment income	(0.57)	(0.57)	(0.60)	(0.64)	(0.79)
Return of capital	—	—	—	(0.10)	(0.12)

Total Distributions	(0.57)	(0.57)	(0.60)	(0.74)	(0.91)

Net Asset Value, End of Year	$8.36	$8.59	$8.29	$7.23	$7.52

Total Return	4.08%	10.97%	23.83%	6.42%	4.21%

Net Assets, End of Year (000s)	$693,116	$1,535,433	$1,148,273	$196,733	$102,706

Ratios to Average Net Assets:
Expenses	1.19%	1.20%	1.25%	1.31%	1.28%
Net investment income	6.59	7.02	7.34	8.86	10.14

Portfolio Turnover Rate	64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         79

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class B Shares(1)

Salomon Brothers High Yield Bond Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.65	$8.34	$7.27	$7.55	$8.13

Income (Loss) From Operations:
Net investment income	0.49	0.52	0.53	0.59	0.75
Net realized and unrealized gain (loss)	(0.24)	0.30	1.08	(0.18)	(0.49)

Total Income From Operations	0.25	0.82	1.61	0.41	0.26

Less Distributions From:
Net investment income	(0.50)	(0.51)	(0.54)	(0.60)	(0.73)
Return of capital	—	—	—	(0.09)	(0.11)

Total Distributions	(0.50)	(0.51)	(0.54)	(0.69)	(0.84)

Net Asset Value, End of Year	$8.40	$8.65	$8.34	$7.27	$7.55

Total Return	3.04%	10.22%	22.91%	5.77%	3.27%

Net Assets, End of Year (000s)	$135,186	$187,303	$235,293	$194,187	$214,204

Ratios to Average Net Assets:
Expenses	2.02%	1.98%	2.01%	2.07%	2.03%
Net investment income	5.81	6.25	6.74	8.12	9.44

Portfolio Turnover Rate	64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

80         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)(2)

Salomon Brothers High Yield Bond Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.68	$8.38	$7.30	$7.59	$8.16

Income (Loss) From Operations:
Net investment income	0.52	0.55	0.56	0.61	0.76
Net realized and unrealized gain (loss)	(0.23)	0.29	1.09	(0.19)	(0.47)

Total Income From Operations	0.29	0.84	1.65	0.42	0.29

Less Distributions From:
Net investment income	(0.53)	(0.54)	(0.57)	(0.61)	(0.75)
Return of capital	—	—	—	(0.10)	(0.11)

Total Distributions	(0.53)	(0.54)	(0.57)	(0.71)	(0.86)

Net Asset Value, End of Year	$8.44	$8.68	$8.38	$7.30	$7.59

Total Return	3.44%	10.42%	23.36%	5.93%	3.59%

Net Assets, End of Year (000s)	$235,117	$292,918	$317,704	$128,759	$77,726

Ratios to Average Net Assets:
Expenses	1.73%	1.70%	1.71%	1.80%	1.77%
Net investment income	6.10	6.52	6.93	8.36	9.64

Portfolio Turnover Rate	64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         81

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class O Shares(1)

Salomon Brothers High Yield Bond Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.59	$8.29	$7.22	$7.51	$8.10

Income (Loss) From Operations:
Net investment income	0.59	0.61	0.62	0.67	0.84
Net realized and unrealized gain (loss)	(0.23)	0.29	1.08	(0.19)	(0.49)

Total Income From Operations	0.36	0.90	1.70	0.48	0.35

Less Distributions From:
Net investment income	(0.60)	(0.60)	(0.63)	(0.67)	(0.82)
Return of capital	—	—	—	(0.10)	(0.12)

Total Distributions	(0.60)	(0.60)	(0.63)	(0.77)	(0.94)

Net Asset Value, End of Year	$8.35	$8.59	$8.29	$7.22	$7.51

Total Return	4.33%	11.39%	24.41%	6.89%	4.50%

Net Assets, End of Year (000s)	$101,886	$117,197	$94,445	$47,874	$24,990

Ratios to Average Net Assets:
Expenses	0.83%	0.84%	0.86%	0.92%	0.87%
Net investment income	6.97	7.37	7.87	9.31	10.54

Portfolio Turnover Rate	64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

82         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class Y Shares(1)

Salomon Brothers High Yield Bond Fund	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$8.58	$8.28	$7.58

Income (Loss) From Operations:
Net investment income	0.59	0.56	0.38
Net realized and unrealized gain (loss)	(0.24)	0.34	0.78

Total Income From Operations	0.35	0.90	1.16

Less Distributions From:
Net investment income	(0.59)	(0.60)	(0.46)

Total Distributions	(0.59)	(0.60)	(0.46)

Net Asset Value, End of Year	$8.34	$8.58	$8.28

Total Return(3)	4.29%	11.36%	15.70%

Net Assets, End of Year (000s)	$67,288	$60,569	$11,293

Ratios to Average Net Assets:
Expenses	0.85%	0.87%	0.88	%(4)
Net investment income	6.96	7.23	7.34	(4)

Portfolio Turnover Rate	64%	54%	78%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 2, 2003 (inception date) to December 31, 2003.
(3)	Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         83

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares(1)

Salomon Brothers Short/Intermediate U.S. Government Fund	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$10.22		$10.35	$10.48	$10.14		$9.91

Income (Loss) From Operations:
Net investment income	0.36		0.35	0.27	0.36		0.51
Net realized and unrealized gain (loss)	(0.26)		(0.10)	(0.10)	0.49		0.37

Total Income From Operations	0.10		0.25	0.17	0.85		0.88

Less Distributions From:
Net investment income	(0.39)		(0.38)	(0.30)	(0.42)		(0.56)
Net realized gains	—		—	—	(0.00	)(2)	(0.09)
Return of capital	—		—	—	(0.09)		—

Total Distributions	(0.39)		(0.38)	(0.30)	(0.51)		(0.65)

Net Asset Value, End of Year	$9.93		$10.22	$10.35	$10.48		$10.14

Total Return(3)	1.03%		2.51%	1.61%	8.59%		9.12%

Net Assets, End of Year (000s)	$51,270		$44,856	$49,222	$52,165		$17,378

Ratios to Average Net Assets:
Gross expenses, including interest expense	1.19%		1.18%	1.14%	1.30%		1.69%
Gross expenses, excluding interest expense	1.19		1.18	1.14	1.30		1.47
Net expenses, including interest expense(4)	0.80	(5)	0.80 (5)	0.80 (5)	0.80	(5)	1.07 (6)
Net expenses, excluding interest expense(4)	0.80	(5)	0.80 (5)	0.80 (5)	0.80	(5)	0.85 (6)
Net investment income	3.60		3.50	2.60	3.43		5.28

Portfolio Turnover Rate	64	%(7)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class will not exceed 0.80%.
(6)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class will not exceed 0.85%.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.

See Notes to Financial Statements.

84         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class B Shares(1)

Salomon Brothers Short/Intermediate U.S. Government Fund	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$10.26		$10.39	$10.52	$10.18		$9.95

Income (Loss) From Operations:
Net investment income	0.34		0.31	0.20	0.28		0.49
Net realized and unrealized gain (loss)	(0.26)		(0.11)	(0.11)	0.49		0.32

Total Income From Operations	0.08		0.20	0.09	0.77		0.81

Less Distributions From:
Net investment income	(0.36)		(0.33)	(0.22)	(0.34)		(0.49)
Net realized gains	—		—	—	(0.00	)(2)	(0.09)
Return of capital	—		—	—	(0.09)		—

Total Distributions	(0.36)		(0.33)	(0.22)	(0.43)		(0.58)

Net Asset Value, End of Year	$9.98		$10.26	$10.39	$10.52		$10.18

Total Return(3)	0.80%		2.01%	0.86%	7.78%		8.28%

Net Assets, End of Year (000s)	$25,054		$31,886	$42,442	$46,100		$22,031

Ratios to Average Net Assets:
Gross expenses, including interest expense	1.49%		1.68%	1.94%	2.04%		2.31%
Gross expenses, excluding interest expense	1.49		1.68	1.94	2.04		2.06
Net expenses, including interest expense(4)	1.05	(5)	1.28 (6)	1.55 (7)	1.56	(7)	1.86 (8)
Net expenses, excluding interest expense(4)	1.05	(5)	1.28 (6)	1.55 (7)	1.55	(7)	1.60 (8)
Net investment income	3.33		3.03	1.87	2.71		4.91

Portfolio Turnover Rate	64	%(9)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.05%.
(6)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.55% for the period January 31 through May 31, 2004 and 1.05% from June 1 through December 31, 2004.
(7)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.55%.
(8)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.60%.
(9)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         85

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)(2)

Salomon Brothers Short/Intermediate U.S. Government Fund	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$10.33		$10.46	$10.59	$10.24		$9.98

Income (Loss) From Operations:
Net investment income	0.31		0.31	0.22	0.31		0.48
Net realized and unrealized gain (loss)	(0.26)		(0.10)	(0.10)	0.50		0.37

Total Income From Operations	0.05		0.21	0.12	0.81		0.85

Less Distributions From:
Net investment income	(0.33)		(0.34)	(0.25)	(0.37)		(0.50)
Net realized gains	—		—	—	(0.00	)(3)	(0.09)
Return of capital	—		—	—	(0.09)		—

Total Distributions	(0.33)		(0.34)	(0.25)	(0.46)		(0.59)

Net Asset Value, End of Year	$10.05		$10.33	$10.46	$10.59		$10.24

Total Return(4)	0.48%		2.01%	1.12%	8.12%		8.73%

Net Assets, End of Year (000s)	$33,823		$44,738	$44,715	$42,025		$15,546

Ratios to Average Net Assets:
Gross expenses, including interest expense	1.66%		1.65%	1.65%	1.74%		2.00%
Gross expenses, excluding interest expense	1.66		1.65	1.65	1.74		1.80
Net expenses, including interest expense(5)	1.30	(6)	1.30 (6)	1.30 (6)	1.31	(6)	1.55 (7)
Net expenses, excluding interest expense(5)	1.30	(6)	1.30 (6)	1.30 (6)	1.30	(6)	1.35 (7)
Net investment income	3.07		3.00	2.08	2.98		4.67

Portfolio Turnover Rate	64	%(8)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.30%.
(7)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense to average net assets of the class did not exceed 1.35%.
(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.

See Notes to Financial Statements.

86         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class O Shares(1)

Salomon Brothers Short/Intermediate U.S. Government Fund	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$10.25		$10.38	$10.51	$10.16		$9.94

Income (Loss) From Operations:
Net investment income	0.39		0.38	0.29	0.38		0.57
Net realized and unrealized gain (loss)	(0.26)		(0.10)	(0.10)	0.51		0.33

Total Income From Operations	0.13		0.28	0.19	0.89		0.90

Less Distributions From:
Net investment income	(0.43)		(0.41)	(0.32)	(0.43)		(0.59)
Net realized gains	—		—	—	(0.00	)(2)	(0.09)
Return of capital	—		—	—	(0.11)		—

Total Distributions	(0.43)		(0.41)	(0.32)	(0.54)		(0.68)

Net Asset Value, End of Year	$9.95		$10.25	$10.38	$10.51		$10.16

Total Return(3)	1.28%		2.77%	1.87%	8.95%		9.25%

Net Assets, End of Year (000s)	$1,231		$1,179	$1,257	$2,914		$1,016

Ratios to Average Net Assets:
Gross expenses, including interest expense	1.14%		1.03%	0.87%	0.96%		1.30%
Gross expenses, excluding interest expense	1.14		1.03	0.87	0.96		1.06
Net expenses, including interest expense(4)	0.55	(5)	0.55 (5)	0.55 (5)	0.56	(5)	0.84 (6)
Net expenses, excluding interest expense(4)	0.55	(5)	0.55 (5)	0.55 (5)	0.55	(5)	0.60 (6)
Net investment income	3.84		3.75	2.80	3.68		5.71

Portfolio Turnover Rate	64	%(7)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee and expense reimbursements waivers are voluntary and may be reduced or terminated at any time.
(5)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 0.55%.
(6)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 0.60%.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         87

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares(1)

Salomon Brothers Strategic Bond Fund	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.77		$9.66	$8.97	$8.85	$9.13

Income (Loss) From Operations:
Net investment income	0.41		0.43	0.45	0.53	0.76
Net realized and unrealized gain (loss)	(0.17)		0.13	0.69	0.31	(0.21)

Total Income From Operations	0.24		0.56	1.14	0.84	0.55

Less Distributions From:
Net investment income	(0.49)		(0.45)	(0.45)	(0.52)	(0.76)
Return of capital	—		—	—	(0.20)	(0.07)

Total Distributions	(0.49)		(0.45)	(0.45)	(0.72)	(0.83)

Net Asset Value, End of Year	$9.52		$9.77	$9.66	$8.97	$8.85

Total Return(2)	2.49%		5.93%	12.98%	9.91%	6.22%

Net Assets, End of Year (000s)	$70,140		$60,739	$48,318	$29,385	$19,501

Ratios to Average Net Assets:
Gross expenses, including interest expense	1.30%		1.36%	1.36%	1.44%	1.52%
Gross expenses, excluding interest expense	1.30		1.36	1.36	1.44	1.49
Net expenses, including interest expense	1.30		1.36	1.36	1.44	1.40 (3)
Net expenses, excluding interest expense	1.30		1.36	1.36	1.44	1.38 (3)
Net investment income	4.29		4.49	4.69	6.03	8.42

Portfolio Turnover Rate	107	%(4)	86%	78%	63%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

88         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class B Shares(1)

Salomon Brothers Strategic Bond Fund	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.80		$9.67	$8.98	$8.87	$9.14

Income (Loss) From Operations:
Net investment income	0.34		0.36	0.38	0.47	0.71
Net realized and unrealized gain (loss)	(0.19)		0.14	0.69	0.30	(0.21)

Total Income From Operations	0.15		0.50	1.07	0.77	0.50

Less Distributions From:
Net investment income	(0.34)		(0.37)	(0.38)	(0.48)	(0.71)
Return of capital	—		—	—	(0.18)	(0.06)

Total Distributions	(0.34)		(0.37)	(0.38)	(0.66)	(0.77)

Net Asset Value, End of Year	$9.61		$9.80	$9.67	$8.98	$8.87

Total Return(2)	1.60%		5.32%	12.18%	9.12%	5.60%

Net Assets, End of Year (000s)	$55,239		$68,873	$87,794	$93,877	$68,781

Ratios to Average Net Assets:
Gross expenses, including interest expense	2.08%		2.05%	2.07%	2.10%	2.09%
Gross expenses, excluding interest expense	2.08		2.05	2.07	2.10	2.06
Net expenses, including interest expense	2.08		2.05	2.07	2.10	2.06 (3)
Net expenses, excluding interest expense	2.08		2.05	2.07	2.10	2.03 (3)
Net investment income	3.50		3.79	4.01	5.36	7.79

Portfolio Turnover Rate	107	%(4)	86%	78%	63%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         89

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)(2)

Salomon Brothers Strategic Bond Fund	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.87		$9.74	$9.05	$8.93	$9.19

Income (Loss) From Operations:
Net investment income	0.37		0.39	0.40	0.49	0.73
Net realized and unrealized gain (loss)	(0.18)		0.14	0.70	0.32	(0.20)

Total Income From Operations	0.19		0.53	1.10	0.81	0.53

Less Distributions From:
Net investment income	(0.40)		(0.40)	(0.41)	(0.50)	(0.73)
Return of capital	—		—	—	(0.19)	(0.06)

Total Distributions	(0.40)		(0.40)	(0.41)	(0.69)	(0.79)

Net Asset Value, End of Year	$9.66		$9.87	$9.74	$9.05	$8.93

Total Return(3)	1.92%		5.59%	12.38%	9.50%	5.87%

Net Assets, End of Year (000s)	$48,610		$60,061	$60,747	$53,358	$30,438

Ratios to Average Net Assets:
Gross expenses, including interest expense	1.83%		1.80%	1.82%	1.87%	1.83%
Gross expenses, excluding interest expense	1.83		1.80	1.82	1.87	1.80
Net expenses, including interest expense	1.83		1.80	1.82	1.87	1.77 (4)
Net expenses, excluding interest expense	1.83		1.80	1.82	1.87	1.77 (4)
Net investment income	3.76		4.04	4.23	5.48	7.97

Portfolio Turnover Rate	107	%(5)	86%	78%	63%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

90         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class O Shares(1)

Salomon Brothers Strategic Bond Fund	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.73		$9.61	$8.93	$8.84	$9.12

Income (Loss) From Operations:
Net investment income	0.40		0.45	0.46	0.56	0.80
Net realized and unrealized gain (loss)	(0.18)		0.14	0.69	0.29	(0.21)

Total Income From Operations	0.22		0.59	1.15	0.85	0.59

Less Distributions From:
Net investment income	(0.55)		(0.47)	(0.47)	(0.55)	(0.80)
Return of capital	—		—	—	(0.21)	(0.07)

Total Distributions	(0.55)		(0.47)	(0.47)	(0.76)	(0.87)

Net Asset Value, End of Year	$9.40		$9.73	$9.61	$8.93	$8.84

Total Return(2)	2.27%		6.29%	13.18%	10.11%	6.66%

Net Assets, End of Year (000s)	$305		$360	$674	$532	$679

Ratios to Average Net Assets:
Gross expenses, including interest expense	1.37%		1.11%	1.11%	1.23%	1.05%
Gross expenses, excluding interest expense	1.37		1.11	1.11	1.23	1.02
Net expenses, including interest expense	1.37		1.11	1.11	1.23	1.04 (3)
Net expenses, excluding interest expense	1.37		1.11	1.11	1.23	1.01 (3)
Net investment income	4.20		4.70	4.97	6.27	8.82

Portfolio Turnover Rate	107	%(4)	86%	78%	63%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         91

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class Y Shares(1)

Salomon Brothers Strategic Bond Fund	2005		2004	2003(2)
Net Asset Value, Beginning of Year	$9.70		$9.59	$9.36

Income (Loss) From Operations:
Net investment income	0.41		0.43	0.13
Net realized and unrealized gain (loss)	(0.17)		0.12	0.23

Total Income From Operations	0.24		0.55	0.36

Less Distributions From:
Net investment income	(0.55)		(0.44)	(0.13)

Total Distributions	(0.55)		(0.44)	(0.13)

Net Asset Value, End of Year	$9.39		$9.70	$9.59

Total Return(3)	2.57%		5.95%	3.90%

Net Assets, End of Year (000s)	$382		$240	$6

Ratios to Average Net Assets:
Expenses	1.22%		1.25%	1.08	%(4)
Net investment income	4.32		4.55	4.55	(4)

Portfolio Turnover Rate	107	%(5)	86%	78%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period September 10, 2003 (inception date) to December 31, 2003.
(3)	Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

92         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Salomon Brothers High Yield Bond Fund (“High Yield Bond Fund”), Salomon Brothers Short/Intermediate U.S. Government Fund (“Short/Intermediate U.S. Government Fund”) and Salomon Brothers Strategic Bond Fund (“Strategic Bond Fund”) (together the “Funds”) are separate investment funds of the Salomon Brothers Series Funds Inc. (the “Company”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company incorporated in the state of Maryland. The Salomon Brothers Investment Series (“Investment Series”) consists of certain funds of Salomon Brothers Series Funds Inc., Salomon Brothers Investors Value Fund and Salomon Brothers Capital Fund Inc.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. The Funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation

Salomon Brothers Investment Series 2005 Annual Report         93

Notes to Financial Statements (continued)

margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward Foreign Currency Contracts. The High Yield Bond Fund and Strategic Bond Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit Default Swaps. The Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, the Funds are required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds keep the stream of payments and have no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Funds function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Funds receive the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Funds make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

94         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statement of Operations. For a credit default swap sold by the Funds, payment of the agreed upon amount made by the Funds in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Funds, the agreed upon amount received by the Funds in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Funds.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(f) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(g) Mortgage Dollar Rolls. The Short/Intermediate U.S. Government Fund and Strategic Bond Fund may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

Salomon Brothers Investment Series 2005 Annual Report         95

Notes to Financial Statements (continued)

(h) Securities Traded on a To-Be-Announced Basis. The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Loan Participations. The High Yield Bond Fund and Strategic Bond Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Funds assume the credit risk of both the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(j) Credit and Market Risk. The High Yield Bond Fund and Strategic Bond Fund invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Other Risks. Consistent with their objective, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

(l) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accre -

96         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

tion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Distributions to Shareholders. Distributions from net investment income on the shares of each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(p) Expenses. Direct expenses are charged to the Fund; general expenses of the Investment Series are allocated to the Funds based on each Fund’s relative net assets.

(q) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Salomon Brothers Investment Series 2005 Annual Report         97

Notes to Financial Statements (continued)

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund			Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss		Paid-in Capital
High Yield Bond Fund	(a	)	$(1)	—		$1
	(b	)	175,996	$(175,996)		—

Short/Intermediate U.S. Government Fund	(a (c	) )	— 213,494	(1 (213,494	) )	1 —

Strategic Bond Fund	(d	)	967	—		(967)
	(e	)	666,798	(666,798)		—

(a)	Reclassifications are primarily due to rounding.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies, book/tax differences in the treatment of credit default swaps, and income from mortgage backed securities treated as capital gains for tax purposes.
(c)	Reclassifications are primarily due to income from mortgage backed securities treated as capital gains for tax purposes.
(d)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(e)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment adviser, Salomon Brothers Asset Management Inc (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused each Funds’ existing investment management advisory and administrative contracts to terminate. The Funds’ shareholders approved new investment management contracts between the Funds and the Manager, which became effective on December 1, 2005.

For the period January 1, 2005 through May 31, 2005, the High Yield Bond Fund paid a management fee which was calculated daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets. Effective June 1, 2005, under the new Investment Management Agreement, the management fee is calculated daily and payable monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 Billion	0.800%
Next $1 Billion	0.775%
Next $3 Billion	0.750%
Over $5 Billion	0.700%

Smith Barney Fund Management LLC (“SBFM”), acted as the administrator for the High Yield Bond Fund, for the period January 1, 2005 through May 31, 2005, the Fund

98         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

paid an administration fee calculated daily and payable monthly at the annual rate of 0.05% of the Fund’s average daily net assets. Effective June 1, 2005 the administration agreement was terminated.

For the period January 1, 2005 through September 30, 2005, the Short/Intermediate U.S. Government Fund and the Strategic Bond Fund paid management fees which were calculated daily and payable monthly at an annual rate of 0.60% and 0.75%, respectively, of the Fund’s average daily net assets. Effective October 1, 2005, the Funds paid management fees under the new Investment Management Agreements, which is calculated daily and payable monthly, in accordance with the following breakpoint schedules:

Average Daily Net Assets	Short/Intermediate U.S. Government Fund Annual Rate	Strategic Bond Fund Annual Rate
First $1 Billion	0.550%	0.650%
Next $1 Billion	0.525%	0.625%
Next $3 Billion	0.500%	0.600%
Next $5 Billion	0.475%	0.575%
Over $10 Billion	0.450%	0.550%

SBFM also acted as the administrator for the Short/Intermediate U.S. Government Fund and the Strategic Bond Fund. For the period January 1, 2005 through September 30, 2005, the Funds paid administration fees calculated daily and payable monthly at the annual rate of 0.05% of each Fund’s respective average daily net assets. Effective October 1, 2005 the administration agreements were terminated.

During the year ended December 31, 2005, the Short/Intermediate U.S. Government Fund’s Class A, B, C and O shares had voluntary expense limitations in place of 0.80%, 1.05%, 1.30% and 0.55%, respectively, resulting in waived management fees of $428,778.

In addition, the Manager reimbursed expenses on Class A, B, and O shares of Short/Intermediate U.S. Government Fund in the amounts of $12,474, $22,565 and $2,769, respectively.

The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. During the period covered by this Report, PFPC acted as the Funds’ transfer agent.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets (“CGM”) an indirect wholly-owned subsidiary of Citigroup and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Funds’ Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer fund shares in the future.

There is a maximum initial sales charge of 4.50%, 2.00% and 4.50% for Class A shares of High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond

Salomon Brothers Investment Series 2005 Annual Report         99

Notes to Financial Statements (continued)

Fund, respectively. There is a contingent deferred sales charge (“CDSC”) of 2.00% on Class B shares of Short/Intermediate U.S. Government Fund, which applies if redemption occurs within one year from purchase payment. This CDSC declines to 1.75% in the second year, 1.50% in the third year, 1.25% in the fourth year, 1.00% in the fifth year and no CDSC is incurred after five years. There is also a CDSC of 4.00% on Class B shares of High Yield Bond Fund and Strategic Bond Fund, which applies if redemption occurs within one year from purchase payment. This CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year and fifth year, and no CDSC is applied thereafter. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment (except Class C shares of the Short/Intermediate U.S. Government Fund, which are not subject to a deferred sales charge). In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with the current holdings of Class A shares, equal or exceed $1,000,000, $500,000 and $1,000,000 in the aggregate for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively.

For the period ended December 31, 2005, sales charges received by CGM and CDSCs paid to CGM were:

	Sales Charges	CDSCs
	Class A	Class A	Class B	Class C
High Yield Bond Fund	$161,274	—	$296,461	$17,569
Short/Intermediate U.S. Government Fund	118,291	$49,200	34,934	6
Strategic Bond Fund	20,319	—	66,930	3,749

During the year ended December 31, 2005, CGM and its affiliates did not receive any brokerage commissions from the Funds.

Certain officers and one director of the Investment Series are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

100         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government Agencies & Obligations were as follows:

	Investments		U.S. Government Agencies & Obligations
	Purchases	Sales	Purchases	Sales
High Yield Bond Fund	$1,205,658,038	$2,077,301,624	—	—
Short/Intermediate U.S. Government Fund	—	—	$75,623,459	$69,734,658
Strategic Bond Fund	65,879,629	108,872,026	126,934,161	99,633,184

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
High Yield Bond Fund	$62,837,945	$(61,780,239)	$1,057,706
Short/Intermediate U.S. Government Fund	585,281	(1,500,504)	(915,223)
Strategic Bond Fund	4,948,765	(6,287,250)	(1,338,485)

At December 31, 2005, the Short/Intermediate U.S. Government Fund and Strategic Bond Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Short/Intermediate U.S. Government Fund
Contracts to Buy:
U.S. Treasury 5 Year Notes	10	3/06	$1,059,178	$1,063,437	$4,259
U.S. Treasury 10 Year Notes	23	3/06	2,495,767	2,516,344	20,577

					24,836

Contracts to Sell:
U.S. Treasury 2 Year Notes	91	3/06	18,648,969	18,672,062	(23,093)

Net Unrealized Gain					$1,743

Strategic Bond Fund
Contracts to Buy:
U.S. Treasury 5 Year Notes	5	3/06	$529,589	$531,719	$2,130
U.S. Treasury 10 Year Notes	54	3/06	5,859,625	5,907,937	48,312

					50,442

Contracts to Sell:
U.S. Treasury 2 Year Notes	80	3/06	16,394,698	16,415,000	(20,302)

Net Unrealized Gain					$30,140

Salomon Brothers Investment Series 2005 Annual Report         101

Notes to Financial Statements (continued)

At December 31, 2005, High Yield Bond Fund and Strategic Bond Fund had loaned securities having a market value of $7,709,160 and $89,344, respectively, and received cash collateral amounting to $7,878,097 and $91,250, respectively, which were invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

The average monthly balance of dollar rolls outstanding for Salomon Brothers Short/Intermediate U.S. Government Fund and Strategic Bond Fund during the year ended December 31, 2005 was $53,647,342 and $63,851,624, respectively.

At December 31, 2005, Short/Intermediate U.S. Government Fund and Strategic Bond Fund had outstanding mortgage dollar rolls with a total cost of $54,999,454 and $67,488,943, respectively. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at December 31, 2005 for Short/Intermediate U.S. Government Fund included Bear Stearns & Co., Inc. ($25,387,767) and First Clearing LLC ($23,184,611) and for Strategic Bond Fund included Bear Stearns & Co., Inc. ($24,540,883) and Lehman Brothers Inc. ($21,660,865).

For the year ended December 31, 2005, Short/Intermediate U.S. Government Fund and Strategic Bond Fund recorded interest income of $971,210 and $1,042,220, respectively, related to such transactions.

At December 31, 2005, Short/Intermediate U.S. Government Fund and Strategic Bond Fund held TBA securities with a cost of $54,999,454 and $67,488,943, respectively.

4.	Line of Credit

The High Yield Bond Fund and Strategic Bond Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $150 million. Effective July 29, 2005, the Funds, along with other affiliated funds increased the line of credit to $250 million. Interest on borrowing, if any, is charged to the specific Fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2005, the commitment fee allocated to the High Yield Bond Fund and Strategic Bond Fund was $62,708 and $4,689, respectively. There have been no borrowings since the line of credit was established.

5.	Class Specific Expenses

Pursuant to a Distribution Plan under Rule 12b-1, each Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. High Yield Bond Fund and Strategic Bond Fund also pay a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% and 0.50%, respectively, of the average daily net assets of each class. Short/Intermediate U.S. Government Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.25% and 0.50%, respectively, of the average

102         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

daily net assets of each class. For the year ended December 31, 2005, total distribution fees were as follows:

Distribution Fees	Class A	Class B	Class C
High Yield Bond Fund	$3,727,072	$1,581,982	$1,903,288
Short/Intermediate U.S. Government Fund	112,660	141,780	326,960
Strategic Bond Fund	169,294	628,119	414,413

For the year ended December 31, 2005, total transfer agent fees were as follows:

Transfer Agent Fees	Class A	Class B	Class C	Class O	Class Y
High Yield Bond Fund	$1,506,254	$231,912	$278,853	$2,332	$13,552
Short/Intermediate U.S. Government Fund	71,942	50,072	53,112	2,992	—
Strategic Bond Fund	87,138	89,884	75,287	638	210

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

Shareholder Reports Expenses	Class A	Class B	Class C	Class O	Class Y
High Yield Bond Fund	$372,715	$77,659	$110,509	$2,729	$2,160
Short/Intermediate U.S. Government Fund	16,512	18,792	17,480	1,800	—
Strategic Bond Fund	24,421	32,049	27,664	994	988

6.	Distributions to Shareholders by Class

High Yield Bond Fund	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$98,836,109	$91,894,174
Class B	9,409,058	12,206,258
Class C†	15,743,328	18,695,672
Class O	8,103,608	7,035,092
Class Y	4,484,382	1,840,108

Total	$136,576,485	$131,671,304

Short/Intermediate U.S. Government Fund
Net Investment Income
Class A	$1,791,135	$1,563,748
Class B	1,002,525	1,180,838
Class C†	1,386,292	1,344,807
Class O	51,877	50,659

Total	$4,231,829	$4,140,052

Salomon Brothers Investment Series 2005 Annual Report         103

Notes to Financial Statements (continued)

Strategic Bond Fund	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$3,446,064	$2,616,929
Class B	2,226,254	2,918,587
Class C†	2,219,262	2,481,006
Class O	18,993	20,509
Class Y	20,773	6,766

Total	$7,931,346	$8,043,797

†	On April 29, 2004, Class 2 shares were renamed Class C shares.

7.	Capital Shares

At December 31, 2005, the Company had 10 billion shares of authorized capital stock, with par value of $0.001 per share.

Transactions in Fund shares for the periods indicated were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
High Yield Bond Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	62,833,231	$529,349,739	60,361,452	$500,474,723
Shares issued on reinvestment	10,972,434	92,278,153	10,340,130	85,679,781
Shares repurchased	(169,592,471)	(1,412,097,779)	(30,455,757)	(252,436,053)

Net Increase (Decrease)	(95,786,806)	$(790,469,887)	40,245,825	$333,718,451

Class B
Shares sold	838,023	$7,098,865	1,272,389	$10,654,924
Shares issued on reinvestment	789,665	6,677,402	1,076,590	8,963,220
Shares repurchased	(7,201,361)	(60,753,172)	(8,881,761)	(73,553,118)

Net Decrease	(5,573,673)	$(46,976,905)	(6,532,782)	$(53,934,974)

Class C†
Shares sold	5,512,764	$46,867,269	8,078,149	$67,963,145
Shares issued on reinvestment	1,555,878	13,218,168	1,977,427	16,544,426
Shares repurchased	(12,948,259)	(110,078,375)	(14,217,490)	(117,960,264)

Net Decrease	(5,879,617)	$(49,992,938)	(4,161,914)	$(33,452,693)

Class O
Shares sold	3,063,920	$25,886,830	4,353,498	$36,294,024
Shares issued on reinvestment	963,727	8,093,328	847,729	7,025,780
Shares repurchased	(5,469,269)	(46,155,089)	(2,946,239)	(24,272,735)

Net Increase (Decrease)	(1,441,622)	$(12,174,931)	2,254,988	$19,047,069

Class Y
Shares sold	1,816,919	$15,253,525	6,082,313	$50,994,803
Shares issued on reinvestment	533,593	4,476,291	220,266	1,835,308
Shares repurchased	(1,343,582)	(11,241,930)	(606,575)	(5,007,222)

Net Increase	1,006,930	$8,487,886	5,696,004	$47,822,889

†	On April 29, 2004, Class 2 shares were renamed Class C shares.

104         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2005		Year Ended December 31, 2004
Short/Intermediate U.S. Government Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	2,802,146	$28,203,599	2,512,256	$25,796,106
Shares issued on reinvestment	145,757	1,463,197	133,815	1,370,666
Shares repurchased	(2,173,519)	(21,869,485)	(3,014,208)	(30,924,566)

Net Increase (Decrease)	774,384	$7,797,311	(368,137)	$(3,757,794)

Class B
Shares sold	245,132	$2,483,961	232,595	$2,391,193
Shares issued on reinvestment	87,063	879,108	100,694	1,034,759
Shares repurchased	(928,643)	(9,389,723)	(1,313,179)	(13,489,659)

Net Decrease	(596,448)	$(6,026,654)	(979,890)	$(10,063,707)

Class C†
Shares sold	2,508,444	$25,633,450	2,344,113	$24,278,930
Shares issued on reinvestment	86,872	883,768	102,495	1,059,970
Shares repurchased	(3,562,446)	(36,240,450)	(2,391,757)	(24,725,026)

Net Increase (Decrease)	(967,130)	$(9,723,232)	54,851	$613,874

Class O
Shares sold	12,761	$129,376	18,987	$193,648
Shares issued on reinvestment	4,918	49,514	4,692	48,147
Shares repurchased	(8,918)	(89,744)	(29,766)	(304,175)

Net Increase (Decrease)	8,761	$89,146	(6,087)	$(62,380)

†	On April 29, 2004, Class 2 shares were renamed Class C shares.

Salomon Brothers Investment Series 2005 Annual Report         105

Notes to Financial Statements (continued)

	Year Ended December 31, 2005		Year Ended December 31, 2004
Strategic Bond Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	2,848,983	$27,585,036	3,409,060	$32,741,483
Shares issued on reinvestment	283,211	2,726,631	192,873	1,857,848
Shares repurchased	(1,979,974)	(19,102,648)	(2,391,345)	(22,847,498)

Net Increase	1,152,220	$11,209,019	1,210,588	$11,751,833

Class B
Shares sold	376,243	$3,652,341	626,641	$6,052,851
Shares issued on reinvestment	170,738	1,653,720	224,107	2,161,118
Shares repurchased	(1,831,116)	(17,714,109)	(2,900,258)	(27,798,861)

Net Decrease	(1,284,135)	$(12,408,048)	(2,049,510)	$(19,584,892)

Class C†
Shares sold	706,649	$6,905,986	1,237,160	$12,031,472
Shares issued on reinvestment	179,705	1,751,317	203,982	1,981,448
Shares repurchased	(1,940,682)	(18,883,799)	(1,590,431)	(15,352,438)

Net Decrease	(1,054,328)	$(10,226,496)	(149,289)	$(1,339,518)

Class O
Shares sold	17	$164	278	$2,647
Shares issued on reinvestment	1,174	11,219	973	9,335
Shares repurchased	(5,708)	(55,008)	(34,424)	(328,583)

Net Decrease	(4,517)	$(43,625)	(33,173)	$(316,601)

Class Y
Shares sold	30,743	$293,957	24,123	$227,449
Shares issued on reinvestment	2,180	20,773	707	6,767
Shares repurchased	(17,003)	(162,975)	(687)	(6,570)

Net Increase	15,920	$151,755	24,143	$227,646

†	On April 29, 2004, Class 2 shares were renamed Class C shares.

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Funds have made the following distributions:

	Record Date Payable Date	Class A	Class B	Class C	Class O	Class Y
	Daily
High Yield Bond Fund	1/31/06	$0.0484	$0.0431	$0.0459	$0.0527	$0.0526

Short/Intermediate	Daily
U.S. Government Fund	1/31/06	$0.0336	$0.0322	$0.0300	$0.0363	—

	Daily
Strategic Bond Fund	1/31/06	$0.0386	$0.0331	$0.0357	$0.0116	$0.0169

106         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

	High Yield Bond Fund	Short/Intermediate U.S. Government Fund	Strategic Bond Fund
Distributions paid from:
Ordinary Income	$136,576,485	$4,231,829	$7,931,346

The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

	High Yield Bond Fund	Short/Intermediate U.S. Government Fund	Strategic Bond Fund
Distributions paid from:
Ordinary Income	$131,671,304	$4,140,052	$8,043,797

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	High Yield Bond Fund		Short/Intermediate U.S. Government Fund		Strategic Bond Fund
Undistributed ordinary income—net	$1,342,466		—		$22,891

Capital loss carryforward*	(76,005,075)		(3,669,772)		(2,045,726)
Other book/tax temporary differences	(1,002,223	)(a)	(73,314	)(c)	(187,789	)(d)
Unrealized appreciation/(depreciation)	1,057,706	(b)	(913,480)		(1,308,404	)(e)

Total accumulated earnings/(losses)	$(74,607,126)		$(4,656,566)		$(3,519,028)

*	During the taxable year ended December 31, 2005, High-Yield Bond Fund utilized $51,330,776, and Strategic Bond Fund utilized $2,638,449, of their capital loss carryovers available from prior years. As of December 31, 2005, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	High Yield Bond Fund	Short/Intermediate US Government Fund	Strategic Bond Fund
12/31/2006	—	$(457,813)	—
12/31/2007	—	(207,313)	—
12/31/2008	—	—	—
12/31/2009	$(40,977,830)	(39,501)	$(2,045,726)
12/31/2010	(35,027,245)	(43,014)	—
12/31/2011	—	(256,139)	—
12/31/2012	—	(1,521,817)	—
12/31/2013	—	(1,144,175)	—

	$(76,005,075)	$(3,669,772)	$(2,045,726)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax differences in the accrual of interest income on defaulted securities.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and differences in the book/tax treatment of passive foreign investment companies.
(c)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles the realization for tax purposes of unrealized gains/(losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and the difference between cash and accrual basis distributions paid.
(d)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, book/tax differences in the accrual of interest income on defaulted securities, and the realization for tax purposes of unrealized gains/(losses) on certain futures contracts.
(e)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Salomon Brothers Investment Series 2005 Annual Report         107

Notes to Financial Statements (continued)

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

108         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Funds’ investment manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Funds are not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of distributions.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Salomon Brothers Investment Series 2005 Annual Report         109

Notes to Financial Statements (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

110         Salomon Brothers Investment Series 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Salomon Brothers Series Funds Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund, each a series of Salomon Brothers Series Funds Inc, as of December 31, 2005, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on that financial statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund as of December 31, 2005, and the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

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Board Approval of Management Agreements (unaudited)

Background

The members of the Board of Salomon Brothers Series Funds, Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager, Salomon Brothers Asset Management Inc (the “Manager”), to assist them in their consideration of the Fund’s management agreements with the Manager (the “Management Agreements”) with respect to the Salomon Brothers High Yield Bond Fund (the “High Yield Bond Fund”), the Salomon Brothers Short/Intermediate U.S. Government Fund (the “Short/Intermediate U.S. Government Fund”) and the Salomon Brothers Strategic Bond Fund (the “Strategic Bond Fund,” each of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, a “fund”). This includes a variety of information about the Manager, including the advisory arrangements for each fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meetings held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each fund. Each of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund has an investment advisory agreement and an administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreement,” “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees although the Fund has separate agreements in place.

Board Approval of Management Agreements

The Board unanimously approved the continuation of each Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be each fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreements, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreements will terminate. Other factors considered and conclusions rendered by the Board (including Independent Board Members) in determining to approve the continuation of each Management Agreement included the following:

112         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Nature, Extent and Quality of the Services under the Management Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to each of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund by the Manager under the Management Agreements during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreements.

Salomon Brothers Investment Series 2005 Annual Report         113

Board Approval of Management Agreements (unaudited) (continued)

Fund Performance

The Board received and considered performance information for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing each of the High Yield Bond Fund’s, Short/Intermediate U.S. Government Fund’s and Strategic Bond Fund’s performance against its benchmark(s) and Lipper peers.

High Yield Bond Fund

The information comparing the High Yield Bond Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “high current yield funds” by Lipper, showed that the High Yield Bond Fund’s performance for the 1-, 3- and 5-year periods presented was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the High Yield Bond Fund has been good over time.

Short/Intermediate U.S. Government Fund

The information comparing the Short/Intermediate U.S. Government Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “Short/Intermediate U.S. Government funds” by Lipper, showed that the Fund’s performance for the 1-, 3- and 5-year periods presented was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the Short/Intermediate U.S. Government Fund has been good over time.

Strategic Bond Fund

The information comparing the Strategic Bond Fund’s performance to that of its Performance Universe, consisting of 13 retail and institutional funds classified as “multi-sector income funds” by Lipper, showed that the Fund’s performance for the 1- and 3-year periods presented was below the median and the Fund’s performance was better than the median range for the 5- and 10-year periods presented. The Board considered the manager’s explanation for the fund’s performance for the 1- and 3-year periods presented. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that while the Strategic Bond Fund was underperformed for the 1- and 3-year period presented, the investment performance of the Strategic Bond Fund has been satisfactory over time over time.

114         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager with respect to the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information prepared by Lipper comparing High Yield Bond Fund’s, Short/Intermediate U.S. Government Fund’s and Strategic Bond Fund’s Contractual Management Fees and Actual Management Fees and the respective fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to each fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the High Yield Bond Fund’s, Short/Intermediate U.S. Government Fund’s and Strategic Bond Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the funds’ affiliated distributors and how the amounts received by the distributors are paid.

High Yield Bond Fund

The information comparing the High Yield Bond Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 17 retail front-end load funds (including the High Yield Bond Fund) classified as “high current yield funds” by Lipper, showed that the High Yield Bond Fund’s Contractual and Actual Management Fees were higher than the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Manager implemented fee breakpoints at the previous Board meeting beginning June 1, 2005 that will reduce the

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Board Approval of Management Agreements (unaudited) (continued)

management fees of the Fund. The Board noted that this reduction was not reflected in the Lipper Data. The Board noted that the High Yield Bond Fund’s actual total expense ratio was also higher than the median. The Board concluded that, under the circumstances the expense ratio of the High Yield Bond Fund was likely to decrease and was acceptable in light of the quality of services the High Yield Bond Fund received and such other factors as the Board considered relevant.

Short/Intermediate U.S. Government Fund

The information comparing the Short/Intermediate U.S. Government Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 9 retail front-end load funds (including the Short/Intermediate U.S. Government Fund) classified as “short/intermediate U.S. government funds” by Lipper, showed that while the Short/Intermediate U.S. Government Fund’s Actual Management Fees and actual total expenses were within the range than the median of management fees paid by the other funds in the Expense Group, the contractual management fees were higher than the median. The Short/Intermediate U.S. Government Fund’s Actual Management Fee reflects a voluntary waiver of a portion of the Manager’s fee, as is the case for most of the other funds in the Expense Group. After discussion with the Board, the Manager offered to reduce the contractual managements fees and to institute breakpoints effective October 1, 2005 which would result in a fee reduction in the Fund’s overall contractual fee rate. The Manager also offered to continue its voluntary waiver until further notice, resulting in the same net effective fees as currently in place, which is lower than the old and new contractual rates. The Board concluded that under the circumstances the expense ratio of the Short/Intermediate U.S. Government Fund was acceptable in light of the quality of services the Short/Intermediate U.S. Government Fund received and such other factors as the Board considered relevant.

Strategic Bond Fund

The information comparing the Strategic Bond Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 12 institutional funds (including the Strategic Bond Fund Bond Fund) classified as “multi-sector income funds” by Lipper, showed that the Strategic Bond Fund’s Contractual and Actual Management Fees were higher than the median and that its actual management fees were lower than the median of management fees paid by the other funds in the Expense Group. The Strategic Bond Fund’s Actual Management Fee reflects a voluntary waiver of a portion of the Manager’s fee, as is the case for most of the other funds in the Expense Group. The Board noted that the Strategic Bond Fund’s actual total expense ratio was also higher than the median. After discussion with the Board, the Manager offered to reduce the Contractual Management Fees and to institute breakpoints effective October 1, 2005. Breakpoints will help reduce the management fees of the Fund; as the Fund’s assets grow the impact of the breakpoint will increase.

116         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Taking all of the above into consideration, the Board determined that the High Yield Bond Fund’s, Short/Intermediate U.S. Government Fund’s and Strategic Bond Fund’s Management Fees, as revised, were reasonable in light of the nature, extent and quality of the services provided to those funds under the Management Agreements.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of each Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the respective Management Agreement are appropriate) included the following:

Manager Profitability

The Board received and considered information regarding the profitability to Manager and its affiliates of their relationships with each of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the funds.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of each of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, whether each fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the funds were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund was reasonable at the present time, without implementation of breakpoints.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Emerging Markets Debt and High Yield Bond Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

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Board Approval of Management Agreements (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable by the Board.

Conclusion

In light of all of the foregoing, the Board unanimously approved the Management Agreements to continue for another year. No single factor considered by the Board was identified by the Board as the principal factor in determining whether to approve each Management Agreement to continue for another year and Directors gave different weights to the various factors considered. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board received a memorandum from their independent counsel discussing the legal standards for their consideration of the continuation of the Management Agreements and, prior to voting, discussed the proposed continuance of the Management Agreements in a private session with such counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Funds’ current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Funds’ Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Funds’ officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on July 25 and 26, 2005, the Funds’ Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions

118         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

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Board Approval of Management Agreements (unaudited) (continued)

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect for the Short/Intermediate U.S. Government Fund, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Funds’ total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

120         Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling the Company’s transfer agent at 1-800-SALOMON.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1996	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1996	Retired; Formerly associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

Salomon Brothers Investment Series 2005 Annual Report         121

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003);
			Director of Global Funds Administration of CAM (from 2000 to 2001)	N/A	N/A

122         Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 1999 to 2004)	N/A	N/A

Robert E. Amodeo CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 1992	Managing Director (since 2002) and Director (from 1999 to 2002), Salomon Brothers Asset Management Inc (“SBAM”) and CAM	N/A	N/A

Charles K. Bardes CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Executive Vice President	Since 1998	Director of SBAM	N/A	N/A

Margaret Blaydes CAM 399 Park Avenue New York, NY 10022 Birth Year: 1969	Executive Vice President	Since 2005	Director of CAM (since 2005); formerly research analyst with Citigroup	N/A	N/A

Kevin Caliendo CAM 399 Park Avenue New York, NY 10022 Birth Year: 1970	Executive Vice President	Since 2005	Director of CAM (since 2002); Investment Officer of certain mutual funds associated with CAM (since 2002); Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager of SAC Capital Advisors, LLC (2001-2002)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Thomas A. Croak CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1961	Executive Vice President	Since 1998	Director of SBAM	N/A	N/A

Salomon Brothers Investment Series 2005 Annual Report         123

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Peter J. Hable CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Patrick Hughes CAM 399 Park Avenue New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 2005	Vice President of SBAM	N/A	N/A

Kevin Kennedy CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1954	Executive Vice President	Since 1996	Managing Director of SBAM	N/A	N/A

Dmitry Khaykin CAM 399 Park Avenue New York, NY 10022 Birth Year: 1968	Executive Vice President	Since 2005	Vice President of SBAM (since 2003); formerly a Research Analyst at Gabelli & Co., Inc.	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

124         Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Mark J. McAllister CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2000	Managing Director of SBAM	N/A	N/A

Maureen O’Callaghan CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 1997	Managing Director of SBAM (since January 2001)	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	President Executive Vice President	Since 2002 Since 1995	Managing Director of SBAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Ted P. Becker CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002-2005); Prior to 2002, Managing Director —Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Salomon Brothers Investment Series 2005 Annual Report         125

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the 1940 Act because Mr. Gerken is an officer of SBFM and certain of its affiliates.

126         Salomon Brothers Investment Series 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, November 15 and December 19, 2005, Special Meetings of Shareholders were held for the following purposes: 1) to approve a new management agreement, 2) in the case of the Strategic Bond Fund, to approve a new subadvisory agreement and 3) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meetings of Shareholders.

Approval of New Management Agreement	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fund Name
High Yield Bond Fund	193,622,574.130	865,961.893	1,694,034.116	27,845,503.000
Strategic Bond Fund	6,805,282.642	212,484.826	372,952.391	2,223,182.000
Short/Intermediate U.S. Government Fund	3,730,221.915	221,904.207	377,355.636	1,188,556.000

Approval of New Subadvisory Agreement	Votes For	Votes Against	Abstentions	Broker Non-Votes
Strategic Bond Fund	6,785,568.007	225,090.225	380,061.627	2,223,182.000

Election of Directors[1]	Vote For	Authority Withheld	Abstentions
Nominees
Carol L. Colman	333,005,471.418	11,819,810.360	—
Daniel P. Cronin	332,988,032.216	11,837,249.562	—
Leslie H. Gelb	332,954,894.454	11,870,387.454	—
R. Jay Gerken	333,013,966.865	11,811,314.913	—
William R. Hutchinson	332,994,482.453	11,830,499.325	—
Riordan Roett	333,004,128.259	11,821,153.519	—
Jeswald W. Salacuse	333,002,846.422	11,822,435.356	—

[1]	Directors are elected by the shareholders of all of the Funds in the series of the Company including the Funds.

Salomon Brothers Investment Series 2005 Annual Report         127

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

	Short/Intermediate US Government Fund	Strategic Bond Fund
Record Date:	Daily	Daily
Payable Date:	Monthly	Monthly

Interest from Federal Obligations	46.01%	7.61%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

128         Salomon Brothers Investment Series 2005 Annual Report

Salomon Brothers Investment Series

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer
and Treasurer

Robert E. Amodeo

Executive Vice President

Charles K. Bardes

Executive Vice President

Margaret Blaydes
Executive Vice President

Kevin Caliendo
Executive Vice President

James E. Craige, CFA

Executive Vice President

Thomas A. Croak

Executive Vice President

Robert Feitler, Jr.

Executive Vice President

Thomas K. Flanagan, CFA

Executive Vice President

Vincent Gao, CFA

Executive Vice President

OFFICERS (continued)

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

Patrick Hughes
Executive Vice President

Kevin Kennedy

Executive Vice President

Dmitry Khaykin
Executive Vice President

Roger M. Lavan, CFA

Executive Vice President

Mark J. McAllister

Executive Vice President

Maureen O’Callaghan

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

Peter J. Wilby, CFA

Executive Vice President

George J. Williamson

Executive Vice President

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset
Management Inc.

DISTRIBUTOR

Citigroup Global Markets Inc.

Legg Mason Investors Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, MA 01581

LEGAL COUNSEL

Simpson Thatcher & Barlett LLP

425 Lexington Avenue

New York, New York 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Brothers Investment Series — High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupAM.com

©2005 Legg Mason Investors Services LLC

Member NASD, SIPC

SAM0831 12/05	06-9672

Salomon Brothers Investment Series

•	High Yield Bond/Fund
•	Short/Intermediate U.S. Government Fund
•	Strategic Bond Fund

The Funds are separate investment funds of the Salomon Brothers Series Funds Inc., a Maryland corporation.

SALOMON BROTHERS ASSET MANAGEMENT

399 Park Avenue

New York, New York 10022

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Funds website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PWC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by PWC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $282,000 in 2004 and $243,500 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PWC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $45,050 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning (“Tax Services”) were $32,700 in 2004 and $33,681 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PWC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PWC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the

Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit services rendered by PWC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Series Funds Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PWC for services rendered to Salomon Brothers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Series Funds Inc. during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Series Funds Inc

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Series Funds Inc

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Series Funds Inc

Date: March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Series Funds Inc

Date: March 10, 2006